OVERRIDING ROYALTY AGREEMENT

                THIS AGREEMENT made this 13th day of July, 1990.

BETWEEN:

                DYNAMIC OIL LIMITED, a body corporate, having an office at the city of Vancouver, in the Province of British Columbia (hereinafter referred to as "Grantor")

                               -and -

                DONZOIL LTD., a body corporate, having an office the Municipality of Delta, in the Province of British Columbia (hereinafter referred to as "Grantee")

PREAMBLE

   The Grantee, directly or indirectly, has provided and continues to provide services to the Grantor which have been and are instrumental to the Grantor's successful exploration for, production and marketing of Petroleum Substances.

   By Special Resolution of the shareholders at the Annual General Meeting of the Grantor on July 13, 1990 held at the Four Seasons Hotel, 791 West Georgia Street, Vancouver, B.C., the Grantor has agreed to grant and pay to the Grantee the Overriding Royalty as part of Grantee's compensation for services performed,

   NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the premises and the covenants and agreements herein contained, the parties agree as follows:

1.   INTERPRETATION

     (a) In this agreement, including the preamble and any schedules, the following terms have the following meanings:

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Page 2

          (i) "Condensate" means a mixture of mainly pentanes and heavier hydrocarbons that may be contaminated with sulphur compounds, that is recovered or is recoverable at a Well from an underground reservoir and that may be gaseous in its virgin reservoir state but is liquid at the conditions under which its volume is measured or estimated;

          (ii) "Crude Oil" means a mixture mainly of pentanes and heavier hydrocarbons that may be contaminated with sulphur compounds, that is recovered or is recoverable at a Well from an underground reservoir and that is liquid at the conditions under which its volume is measured or estimated and includes all other hydrocarbon mixtures so recovered or recoverable except Natural Gas or Condensate;

          (iii) "Leases" means the respective documents of title and any extension, renewal or replacement of such documents pursuant to which the Grantor holds an interest in the Royalty Lands;

          (iv) "Natural Gas" means all fluid hydrocarbons, before and after processing, which are not defined as either Condensate or Crude Oil and includes hydrogen sulphide, carbon dioxide and helium produced from a Well;

          (v) "Overriding Royalty" means the Overriding Royalty granted pursuant to section 2;

          (vi) "Petroleum Substances" means Natural Gas, Crude Oil, Condensate and related hydrocarbons and all other substances produced in association therewith but only to the extent that the same are granted by the Leases,

          (vii) "Regulations" means all statutes, laws, rules, orders, regulations or directives in effect from time to time and made by any governmental authority having jurisdiction over the Royalty Lands and the operations to be conducted thereon;

          (viii) "Royalty Lands" means the specified undivided working interest(s) in the lands set out in Schedule "A" as amended from time to time pursuant to section 5 hereof;

          (ix) "Spacing Unit" means the area allocated to a Well (or the area which would be allocated from time to time to a Well, but for a plan of unitization) pursuant to the Regulations for the purpose of producing Petroleum Substances; and

          (x) "Well" means any Well on the Royalty Lands drilled after the effective date hereof or any Well on lands pooled with the Royalty Lands after the effective date hereof.

     (b) The headings contained in this agreement are intended for convenience of reference only and shall form no part of this agreement. A reference to a section or paragraph is, unless otherwise provided, a reference to a section or paragraph within this agreement.

     (c) The words herein contained which impart the singular number shall be read and construed as applying to the plural and vice versa and those which impart the masculine gender shall be read and construed as applying the female and neuter genders and vice versa.

     (d) Schedule "A" to this agreement, and every amendment thereof, is incorporated by reference as fully as though contained in the body hereof. Wherever any term or condition, expressed or implied, of Schedule "A" conflicts or is at variance with any terms or condition of this agreement, such term or condition of this agreement shall prevail.

2.   GRANT OF OVERRIDING ROYALTY

     (a) Grantor hereby grants to the Grantee an interest in respect of the Petroleum Substances within, upon or under the Royalty Lands to be quantified as 1 % of the gross monthly production of all Petroleum Substances produced or deemed to be produced from or allocated to each Well and marketed.

     (b) If the working interest specified in Schedule "A" is less than one hundred percent (100%), the percentages calculated in accordance with this section shall be multiplied by the percentage interest specified in Schedule "A".

     (c) In the event any Well is completed in two or more zones producing Petroleum Substances and the production therefrom is segregated and accounted for separately in accordance with the Regulations, the Overriding Royalty shall be quantified separately for each zone producing Petroleum Substances rather than upon the total production from such Well.

     (d) Except as provided by section 4, the Overriding Royalty shall not be subject to any royalties, burdens, encumbrances or any deductions whatsoever payable in respect of the Royalty Lands or Petroleum Substances derived therefrom.

3.   AGENCY AND RIGHT TO TAKE IN KIND

     (a) The Grantee shall have the right to take in kind the Grantee's share of Petroleum Substances and separately dispose of its share of Petroleum Substances.

     (b) Subject to paragraph (a) and the grantee's right to revoke the agency, Grantor is hereby appointed as agent of Grantee with full power and authority to:

          (i) negotiate and enter into contracts for the sale of Grantee's share of Petroleum Substances; and

          (ii) take possession of and dispose of Grantee's share of Petroleum Substances.

     (c) Grantor, as agent, shall not enter into a contract for the sale of the Grantee's share of Petroleum Substances for a price which is less than the price which Grantor receives for the sale of its own Petroleum Substances. Until the agency created under this section (the "agency") is revoked by Grantee, all sales by Grantor of Petroleum Substances shall include Grantee's share thereof. Subject to existing obligations in respect of the Grantee's share of Petroleum Substances, Grantee may, on a minimum of 45 days notice to Grantor, revoke the agency or re-establish the agency, which rights may be exercised separately with respect to each of (i) Natural Gas, (ii) Crude Oil (including Condensate), (iii) sulphur, and (iv) all other Petroleum Substances and may be exercised from time to time subject only to paragraph (e). If the agency is revoked, Grantee shall take possession of and separately dispose of its share of Petroleum Substances.

     (d) Upon request of the Grantee, Grantor shall notify Grantee of any proposed contract of sale of Petroleum Substances to third parties which is for a period in excess of 45 days providing reasonable details thereof.

     (e) If Grantee revokes the agency and thereafter fails to take possession of and separately dispose of Grantee's share of Petroleum Substances, Grantor shall, while Petroleum Substances are being produced from the Royalty Lands, take possession of and dispose of Grantee's share of Petroleum Substances and shall be entitled to retain a management fee equivalent to 5% of the gross proceeds received therefrom until the later of such time as the agency is re-established pursuant to paragraph (c) on 45 days notice or upon the termination of any contract of sale of Petroleum Substances to third parties. Grantee shall not be deemed to have failed to take possession of and separately dispose of Grantee's share of Petroleum Substances for the purposes of this paragraph where the actual failure to take was caused by:

          (i) ordinary fluctuations in the delivery volumes taken by the purchaser of such Petroleum Substances, or

          (ii) any occurrence or event not reasonably within the control of Grantee and which Grantee is unable to prevent or overcome by the exercise of due diligence.

     (f) When Grantee takes possession of and separately disposes of its share of Crude Oil or Condensate, Grantor shall at Grantor's sole cost and expense, remove basic sediment and water therefrom in accordance with good oilfield practice so that pipeline specifications in that regard will be met. At Grantee's request, Grantor shall provide Grantee at Grantor's cost, production tankage capacity for not more than 10 days accumulation of Grantee's share of Petroleum Substances other than Natural Gas and Grantor shall deliver same to Grantee or its nominee at the tank outlets in accordance with usual and customary pipeline and shipping practice, free and clear of all charges whatsoever. When Grantee takes possession of and separately disposes of Grantee's share of Natural Gas, Grantor shall deliver same to Grantee, or its nominee at the wellhead of the Well.

4.   QUANTIFICATION OF OVERRIDING ROYALTY

     (a) If Grantee does not take possession of and separately dispose of its share of Petroleum Substances, the Overriding Royalty shall be quantified and paid on the gross proceeds of the sale of such Petroleum Substances without any deduction, except the following:

          (i) with respect to Crude Oil and Condensate, a proportionate share of the actual costs of transportation to market connection where sales are not made f.o.b. the tanks serving the Wells;

          (ii) with respect to Natural Gas and all other Petroleum Substances except Crude Oil and Condensate, a proportionate share of the cost of transportation, gathering and processing, provided:

                  (A) the deduction of gathering and processing costs shall not reduce the net proceeds attributable to Grantee's share of Petroleum Substances below 95% of the gross proceeds of sale of such Petroleum Substances,

                  (B) the deduction of gathering and processing costs shall not exceed those which would be permitted by the Regulations of a government or governmental agency, having jurisdiction over the Royalty Lands, if it were lessor;

                  (C) unless otherwise agreed and subject to paragraphs (A) and
                      (B) above, depreciation of the cost of gathering and processing facilities shall be charged on a unit of throughput basis over the economic life of such facilities; interest on investment in such facilities shall not exceed a rate per annum (on the depreciated investment) of 2% over the annual rate of interest announced from time to time by the principal bank or other lending institution of Grantor in Canada as a reference rate then in effect for determining interest rates on Canadian dollar commercial loans in Canada; and

                  (D) no allowance will be made for Grantor's income taxes,
                      whether actual or assumed; and

          (iii)   the management fee provided in paragraph 3(e), if applicable.

     (b) If Grantee's share of Petroleum Substances is sold by Grantor at less than fair market value in any transaction (including those transactions which are not at arm's length or any transaction involving any arrangement from which Grantor obtains a collateral advantage in consideration of the reduced price), then the gross proceeds of the sale of such Petroleum Substances shall, for the purposes of quantifying the Overriding Royalty, be calculated on the basis of its fair market value and not the actual value received by the Grantor for the sale of such Petroleum Substances.

5.   SCHEDULE "A"

     Schedule "A" shall be amended from time to time by adding to it any lands that are acquired by the Grantor after June 1, 1987. Lands acquired before June 1, 1987, shall be added to Schedule "A" where the production of Petroleum Substances have increased as a result of new Wells drilled after June 1, 1987. Every six months, the Grantor shall prepare a new Schedule "A" which schedule shall include the lands, Leases and its interest therein that it has acquired or developed since the date that the last such schedule was prepared. Each successive Schedule "A" shall have typed at the foot thereof a notation indicating the effective date of the revised schedule. The Grantor shall pay the Overriding Royalty as provided for hereunder effective from the date of the acquisition of the new lands and Leases, notwithstanding the delay in the inclusion of the new lands of Schedule "A".

6.   CONDUCT OF OPERATIONS

     (a) Grantor shall be entitled to use a proportionate share of the Grantee's share of Petroleum Substances as may be reasonably necessary for its drilling and production operations with respect to the Royalty Lands, excluding Petroleum Substances used for tertiary recovery operations. Grantor shall not be liable to Grantee for Petroleum Substances which are unavoidably lost. Petroleum Substances so used or lost shall be excluded when quantifying the Overriding Royalty.

     (b) Nothing contained in this agreement shall be a deemed or implied covenant by the Grantor to develop the Royalty Lands.

     (c) Notwithstanding anything to the contrary in this agreement, if pursuant to any joint operating agreement presently existing or subsequently entered into governing the operation of any of the Royalty Lands, Grantor elects not to participate or is deemed to have elected not to participate in an operation on any of the Royalty Lands such that Grantor is thereafter permanently or temporarily (the "penalty period") not entitled to all or any portion of Grantor's working interest share of Petroleum Substances produced or gross proceeds of sale of Petroleum Substances produced from such operations then in each such instance, the Grantee shall not be entitled to the Overriding Royalty relating to the Royalty Lands subject to the penalty period. If the penalty period affects only a potion of a given parcel of Royalty Lands, the Grantee shall be entitled to the Overriding Royalty relating to the remainder of the parcel.

7.   MAINTENANCE OF LEASES

     Grantor shall comply with all the covenants and conditions contained in the Leases insofar as they relate to the Royalty Lands and shall do all things necessary to maintain the Leases in full force and effect during the term of this agreement including timely payment of all rentals, all renewal and extension fees, all taxes, all payments in lieu of actual production and royalties due or becoming due in respect of the Royalty Lands and the Leases.

8.   POOLING

     The Grantor shall at any time and from time to time have the right to pool the Royalty Lands or any part of parts thereof with any other lands for the production of Petroleum Substances therefrom. Upon such pooling and during the term that such pooling is in effect, the Overriding Royalty (insofar as it relates to pooled lands) shall be quantified on the basis of production allocated to the Royalty Lands under the plan of pooling and not on the basis of actual production from the Royalty Lands.

9.   UNITIZATION

     The Grantor may include the Royalty Lands or any part of parts thereof in a unit agreement or a unit operating agreement for the unitized development and/or operation thereof with other lands. Upon any such unitization and during the term such unitization is in effect, the Overriding Royalty (insofar as it relates to unitized lands) shall be quantified on the basis of the production allocated to each Spacing Unit on the Royalty Lands under the plan of unitization and not upon the basis of actual production from the Royalty Lands. Further, each Spacing Unit for which production is allocated shall be deemed to have one Well thereon, regardless of the actual number of Wells.

10.  BOOKS AND RECORDS

     (a) The Grantor shall keep true and current books, records and accounts showing the quantity of Petroleum Substances produced from or allocated to the Royalty Lands and the sales and disposition made thereof from time to time. The books, records, vouchers and accounts maintained by the Grantor shall be open to inspection at all reasonable times during business hours by any officer, agent or employee appointed or authorized by the Grantee, in writing, to examine the same. All information obtained by the Grantee pursuant to this paragraph shall be treated as confidential and shall not be disclosed to third persons without the prior written consent of the Grantor.

     (b) By the last day of each month, beginning with the first month following the month in which production of Petroleum Substances from the Royalty Lands is obtained after the date hereof, Grantor shall submit to Grantee a statement showing the quantity and kind of Petroleum Substances produced, deemed to be produced or allocated to, saved and sold from or used off the Royalty Lands in the immediately preceding calendar month, together with a quantification of Grantee's share of Petroleum Substances for such immediately preceeding calendar month. When Grantee does not take and separately dispose of its share of Petroleum Substances, such statement shall also include the sale price for such Petroleum Substances and the gross proceeds received therefrom, accompanied by a cheque payable to Grantee for its share of such proceeds. A copy of Grantor's governmental production statement for the month for which the Overriding Royalty is quantified as aforesaid and also, with respect to Crown Leases, a copy of the government royalty statement with respect to the Leases, shall accompany each royalty statement to Grantee. Any information contained in such governmental production statement or royalty statement to Grantee.

     (c) Grantee, upon notice to Grantor, shall have the right (at its own expense) to audit Grantor's accounts and records for any given calendar year, insofar as they relate to any matter or item relating to this agreement, within the 24 month period following the end of that calendar year. Any payment made or statement rendered by Grantor hereunder which is not disputed by Grantee on or before the last day of the 26th month following the end of that calendar year shall be deemed to be correct.

11.  INTEREST INLAND AND SECURITY

     (a) The Grantee shall have a lien, first charge and security interest (the "Lien") on the interest of Grantor in the Royalty Lands and in the Petroleum Substances within, upon or under the Royalty Lands or produced from, deemed to be produced from or allocated to the Royalty Lands and the Wells and equipment thereon for any unpaid monies owed it pursuant to this agreement.

     (b) Both the Overriding Royalty and the lien shall be interests in land and shall run with the Royalty Lands.

     (c) Upon the failure of the Grantor to pay the Grantee in accordance with the terms of this agreement any monies hereunder due to the Grantee:

          (i)     the lien shall arise forthwith; and

          (ii) the Grantee shall have the right to set off any amount owing to Grantee against any other monies that may from time to time be owing by Grantee or Grantee's affiliates to Grantor.

12.  RELEASE OF OVERRIDING ROYALTY

     (a) Should the Grantor enter into a farmout agreement, joint venture agreement or any other like agreement which gives any other person (other than a party dealing at non-arm's length with the Grantor) a right to earn an interest in Royalty Lands that are not then producing, the Grantee acknowledges and agrees that, without the execution of any further documentation to that effect, the Overriding Royalty provided for herein shall be released as against any interest earned by such other person. The Grantee agrees to execute such form of release as are required by the person who has earned an interest in the Royalty Lands to give effect to the release provided for by this section.

     (b) Notwithstanding anything to the contrary in this agreement, if pursuant to any joint operating agreement presently existing or subsequently entered into governing the operation of the Royalty Lands, Grantor elects not to participate or is deemed to have elected not to participate in an operation on the Royalty Lands such that Grantor is thereafter permanently or temporarily (the "penalty period") not entitled to all or any portion of Grantor's working interest share of Petroleum Substances produced, or gross proceeds of sale of Petroleum Substances produced from such operations then, in each instance, the Grantee shall not be entitled to the said royalty during the penalty period.

13.  ASSIGNMENT BY GRANTOR

     Subject to section 12, the Grantor may, with the consent of Grantee which shall not be unreasonably withheld, assign any legal or equitable interest in this agreement, the Royalty Lands, the Leases or any portion or portions thereof and in the event of such assignment, the Grantor shall continue to be bound by all of the conditions and provisions of this agreement as if there had been no assignment until such time as the Grantee shall have been served with a written undertaking by the assignee (or assignees) directly enforceable by the Grantee, to perform and be bound thereafter by all of the terms and provisions of this agreement to the same extent and degree with respect to the interest which has been assigned to it, as it would have been if such assignee (or assignees) had been a party to this agreement instead of the Grantor.

14.  ASSIGNMENT BY GRANTEE

     The Grantee may at any time assign its interest (or any part thereof) in the Overriding Royalty upon notice thereof to the Grantor provided that if at any time the Overriding Royalty should become owned by more than one person, the Grantor shall have the right to require the holders of the Overriding Royalty to appoint in writing an agent to represent all the holders of the Overriding Royalty and to receive all statements and payments (if any) of the Overriding Royalty.

15.  NOTICES

     (a) Whether or not so stipulated herein, delivery of all notices and communications ("notices") required or permitted hereunder shall be in writing. Notices may be given:

          (i) personally by leaving them with the party or at the offices of the party to whom they are to be served at that party's address hereinafter given. Personally served notices shall be deemed received by the addressees at 4:00 o'clock p.m. on the day when actually delivered provided such delivery shall be prior to the aforesaid time, and shall be deemed received by the addressee at 9:00 o'clock a.m. on the next ensuing day when actually delivered on the day first mentioned at a time after 4:00 o'clock p.m.;

          (ii) by telegraph, telex or telecopies (or by any other like method by which a written or recorded message may be sent) directed to the party to whom they are to be delivered at that party's address hereinafter given. Notices so sent shall be deemed received by the addressee thereof at 9:00 o'clock a.m. on the next ensuing normal business day after the day of sending; or

          (iii) by mailing them first class mail (air mail if to or from a country other than Canada) registered post, postage prepaid, to the party to whom they are to be delivered. Notices so delivered by parties in Canada or the United States to parties in Canada or the United States shall be deemed to be received by the addressee thereof at 9:00 o'clock a.m. on the third normal business day following the mailing thereof, and shall otherwise be deemed to be received by an addressee when actually received. Notices shall not be delivered by mail during times of strikes or threatened strikes of postal workers or other disruptions of postal service.

     (b) Where, in this agreement, a time period is established within which a party must respond, elect or otherwise communicate with respect to a notice so received the time shall commence to run when the notice is deemed to be received as hereinbefore provided. Saturdays, Sundays and statutory holidays in Vancouver shall not be included when determining the running of any time period provided for herein anything hereinbefore provided to the contrary.

     (c) The address of each of the respective parties hereto shall be as follows:

          Grantee:  Donzoil Ltd.
                    807 - 52nd Street
                    Delta, BC
                    V4M 2Y9

                    Telefax:   (604) 943-3386

          Grantor:  Dynamic Oil Limited
                    Suite 200 - 2025 West 42nd Avenue
                    Vancouver, British Columbia
                    V6M 2B5

                    Telefax: (604) 266-0751

     (d) Either party may change its address by notice delivered in accordance with this section.

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Page 15

16.  TERM

     (a) This agreement shall be effective June 1, 1987, and shall remain in force and effect until the date upon which neither the Grantor nor any of its successors or assigns hold any interest whatsoever in the Royalty Lands.

     (b) The Grantee is currently either a consultant or employee of the Grantor and as such, provides certain services to the Grantor. At such time as the Grantee permanently ceases to provide services (in any capacity) to the Grantor, then upon the effective date of the termination of the relationship between the parties:

          (i) the parties shall revise Schedule "A" in the manner contemplated by section 5; and

          (ii) thereafter, no further lands or Leases shall be included in Schedule "A", but in all other respects, this agreement shall continue in full force and effect.

17.  GENERAL

     (a) The parties will from time to time and at all times hereafter, without further consideration, do such further acts and deliver all such further assurances, deeds and documents as shall reasonably be required in order to fully perform and carry out the terms of this agreement.

     (b) No modification or alteration of this agreement nor any waiver of any form herein shall be binding unless executed in writing by the parties.

     (c) The terms and conditions of this agreement shall be binding upon and shall enure to the benefit of the parties hereto and their respective permitted successors and assigns.

     (d)  Time is of the essence of this agreement.

     (e) This agreement shall be governed by and interpreted in accordance with the laws of the Province of British Columbia.

     IN WITNESS WHEREOF the parties have executed this agreement as of the date first above written.

                                        DYNAMIC OIL LIMITED


                                        Per: /s/ signature
                                        -------------------------------------


                                        Per: /s/ signature
                                        -------------------------------------


                                        DONZOIL LTD.


                                        Per: /s/ signature
                                        -------------------------------------


/s/ Mike Bardell                        Per: /s/ signature
                                        -------------------------------------

                                      Schedule A
   Attached to Royalty Agreement dated July 13, 1990 made between Donzoil Ltd. (Grantee) and
                               Dynamic Oil Limited (Grantor)

                                       Lessor                                           Sections/
Area Name     Lease-File-No    Split   Name/Number     DOL's W.I. Location              Units       PNG Rights

ACHESON, AB   A014-M001        A       SCHROEDER  M.       100  TWP 52-RGE 26-W4M       SE 33       PNG from SURFACE to BASEMENT

              A014-M002        A       SMULSKI MICHAEL     100  TWP 52-RGE 26-W4M     SE 33         PNG from SURFACE to BASEMENT
                                                                                                    excluding PNG from TOP of LEDUC
                                                                                                    to BASE of LEDUC

              A014-M003        A       LACHMAN,W&K         100   TWP 52-RGE 26-W4M    NW 33         PNG from SURFACE to BASEMENT
                                                                                                    1/2 leasehold int.

              A014-M004        A       EASTON,K            100   TWP 52-RGE 26-W4M    NW 33         PNG from SURFACE to BASEMENT
                                                                                                    1/2 leasehold int.

HALKIRK, AB   A017-M001        A       RICHARDSON, A       100   TWP 37-RGE 16-W4M    NW 26
              A017-M001        A       RICHARDSON, A       100   TWP 37-RGE 16-W4M    SW 26         NG from SURFACE to BASEMENT

              A017-M002        A       TAYLOR,HG           100   TWP 37-RGE 15-W4M    31            NG from SURFACE to BASEMENT
                                                                                                    50% leasehold int.

              A017-M003        A       TAYLOR,BH           100   TWP 37-RGE 15-W4M    31            NG from SURFACE to BASEMENT
                                                                                                    50% leasehold int.

              A017-M004        A       DAHMER,EN           100   TWP 37-RGE 16-W4M    N/2 25        NG from SURFACE to BASEMENT

              A017-M005        A       DAHMER,RH           100   TWP 37-RGE 16-W4M    S/2 25        NG from SURFACE to BASEMENT

              A017-M006        A       PANCANDIAN RESOURC  100   TWP 37-RGE 15-W4M    19            NG from SURFACE to BASE of
                                                                                                    MANNVILLE

              A017-M007        A       PANCANDIAN RESOURC  100   TWP 37-RGE 15-W4M    19            PET from SURFACE to BASE of
                                                                                                    MANNVILLE

LEGAL SOUTH,  A003-M001        A       0483120288           33.42  TWP 57-RGE 25-W4M    10          PNG from SURFACE to BASE of
AB                                                                                                  MANNVILLE

MORINVILLE    A004-M001        A       0489060309           50     TWP 56-RGE 25-W4M    16          PNG from SURFACE to BASE of
North, AB.                                                                                          MANNVILLE

              A004-M002        A     CHAMPAGNE,ANITA L.     66.16  TWP 56-RGE 25-W4M    21 (LSD 1&2)PNG from SURFACE to BASEMENT

              A004-M003        A     CHAMPAGNE,JEANETTE     66.16  TWP 56-RGE 25-W4M    21 (LSD 7&8)PNG from SURFACE to BASEMENT

              A004-M004        A     TOLLE, FRITZ           66.16  TWP 56-RGE 25-W4M    NE21        PNG from SURFACE to BASEMENT

              A004-M005        A     TOLLE, FRITZ           66.16  TWP 56-RGE 25-W4M    NW21        PNG from SURFACE to BASEMENT

              A004-M006        A     TAILLEUR,MAURICE       66.16  TWP 56-RGE 25-W4M    SW21        PNG from SURFACE to BASEMENT

                                                 Revision dated: August 1, 2000
1

                                      Schedule A
   Attached to Royalty Agreement dated July 13, 1990 made between Donzoil Ltd. (Grantee) and
                               Dynamic Oil Limited (Grantor)

                                       Lessor                                           Sections/
Area Name     Lease-File-No    Split   Name/Number     DOL's W.I. Location              Units       PNG Rights

MORINVILLE/   A012-M001        A     PCP AB85-21063         88     TWP 56-RGE 25-W4M  S/2 13 (PET.  PET from SURFACE to BASE of
PEAVEY                                                                                 ONLY)        MANNVILLE

              A012-M002        A     PCP AB55-21064         88     TWP 56-RGE 25-W4M  S/2 13 (N.G.  NG from SURFACE to BASE of
                                                                                      ONLY)         MANNVILLE

              A012-M003        A     0498070528             88     TWP 56-RGE 25-W4M  SE 13 (PTN)   PNG from SURFACE to BASE of
                                                                                                    MANNVILLE

              A012-M004        A     0495060294             88     TWP 56-RGE 25-W4M    N 13        PNG from SURFACE to BASE of
                                                                                                    MANNVILLE

              A012-M005        A     0497090484             73     TWP 56-RGE 25-W4M    26          PNG from SURFACE to BASEMENT

              A012-M006        A     0495060295             82     TWP 56-RGE 25-W4M    24          PNG from SURFACE to BASEMENT

              A012-M007        A     TAILLEUR, MARCEL       96.5   TWP 56-RGE 25-W4M    SE 23       PNG from SURFACE to BASE of
                                                                                                    MANNVILLE

              A012-M008        A     TAILLEUR, DENIS        96.5   TWP 56-RGE 25-W4M   NW 23        PNG from SURFACE to BASEMENT
                                                                                                    50% leasehold int.


              A012-M009        A     TAILLEUR, RENE         96.5   TWP 56-RGE 25-W4M   NW 23        PNG from SURFACE to BASEMENT
                                                                                                    50% leasehold int.

              A012-M010        A     0494100849             61.5   TWP 56-RGE 25-W4M    14          PNG Top of Ellerslie to Base
                                                                                                    Ellerslie
              A012-M010        B     494100849              96.5   TWP 56-RGE 25-W4M    14          PNG from SURFACE to BASEMENT
                                                                                                    Excluding Ellerslie
              A012-M010        B     0494100849             66.5   TWP 56-RGE 25-W4M    11          PNG from SURFACE to BASEMENT
              A012-M010        C     0494100849             96.5   TWP 56-RGE 25-W4M    12          PNG from SURFACE to BASEMENT

              A012-M011        A     PCP AB55-19844         96.5   TWP 56-RGE 25-W4M    35          NG from SURFACE to BASEMENT

              A012-M012        A     PCP AB85-19845         96.5   TWP 56-RGE 25-W4M    35          PET from SURFACE to BASEMENT

              A012-M013        A     PCP AB55-21723         96.5   TWP 56-RGE 25-W4M    23          NG from SURFACE to BASEMENT

              A012-M014        A     PCP AB55-21724         36.5   TWP 56-RGE 25-W4M    25          NG from SURFACE to BASEMENT

              A012-M015        A     PCP AB85-21674         96.5   TWP 56-RGE 25-W4M    23          PET from SURFACE to BASEMENT

              A012-M016        A     PCP AB85-21675         36.5   TWP 56-RGE 25-W4M    25          PET from SURFACE to BASEMENT

                                                 Revision dated: August 1, 2000
2

                                      Schedule A
   Attached to Royalty Agreement dated July 13, 1990 made between Donzoil Ltd. (Grantee) and
                               Dynamic Oil Limited (Grantor)

                                       Lessor                                           Sections/
Area Name     Lease-File-No    Split   Name/Number     DOL's W.I. Location              Units       PNG Rights


PEAVEY EAST,  A016-M001        A     0478080069             35     TWP 56-RGE 24-W4M    NW 30       PNG from SURFACE to BASE of
AB                                                                                                  MANNVILLE
                                                                                                    Excludes NG in Viking &
                                                                                                    Blairmore

              A016-M002        A     0497050775             35     TWP 56-RGE 24-W4M    S 30
              A016-M002        A     0497050775             35     TWP 56-RGE 24-W4M    NE 30       PNG from SURFACE to BASE of
                                                                                                    BLAIRMORE
                                                                                                    Excludes Natural Gas in
                                                                                                    Viking Sandstone and Blairmore
                                                                                                    Group.
              A016-M002        B     0497050775             35     TWP 56-RGE 24-W4M    S 30
              A016-M002        B     0497050775             35     TWP 56-RGE 24-W4M    NE 30       PNG from BASE of BLAIRMORE to
                                                                                                    BASEMENT
              A016-M002        C     0497050775             35     TWP 54-RGE 26-W4M    NW 30       PNG from BASE of MANNVILLE

              A016-M003        A     1577                   35     TWP 54-RGE 26-W4M    30          NG
                                                                                                    Natural Gas in Viking Sandstone
                                                                                                    and Blairmore



REDWATER, AB  A013-M001        A     0499110112             100    TWP 58-RGE 22-W4M    S9,
              A013-M001        A     0499110112             100    TWP 58-RGE 22-W4M    NW 9
              A013-M001        A     0499110112             100    TWP 58-RGE 22-W4M    9 (LSDS.    PNG from SURFACE to BASEMENT
                                                                                        9, 10 15)

              A013-M002        A     0499110113             100    TWP 58-RGE 22-W4M    9 (LSD 16)
                                                                                                    PNG from SURFACE to BASEMENT

SIMONETTE,    A007-M001        A     0592070201              50    TWP 63-RGE 25-W5M    NW3         PNG from SURFACE to BASE of
AB                                                                                                  NORDEGG

              A007-M002        A     0592070203              50    TWP 63-RGE 25-W5M    NE3         PNG from SURFACE to BASE of
                                                                                                    NORDEGG

              A007-M003        A     0586050246              50    TWP 63-RGE 25-W5M    S3          PNG from SURFACE to BASE of
                                                                                                    BLUESKY

              A007-M004        A     0594100250              40    TWP 63-RGE 25-W5M    SW 2
              A007-M004        A     0594100250              40    TWP 63-RGE 25-W5M    E 2         PNG from SURFACE to BASE of
                                                                                                    BLUESKY

ST. ALBERT,   A008-M001        A     MCDONALD, DUNCAN G      50    TWP 53-RGE 26-W4M   1 (LSDS.2,3)
AB            A008-M001        A     MCDONALD, DUNCAN G      50    TWP 53-RGE 26-W4M   36 (LSDS. 11
                                                                                       12,13,14,15)
              A008-M001        A     MCDONALD, DUNCAN G      50    TWP 53-RGE 26-W4M   35 (LSDS. 9,
                                                                                       15, 16)
                                                                                                    PNG from SURFACE to BASE of
                                                                                                    LOWER CRET
                                                                                                    SHALLOW RIGHTS: RL 9
              A008-M001        B     MCDONALD, DUNCAN G      25    TWP 53-RGE 26-W4M    1(LSDS. 2,3)
              A008-M001        B     MCDONALD, DUNCAN G      25    TWP 53-RGE 26-W4M   36 (LSDS. 11
                                                                                         12,13,14)
              A008-M001        B     MCDONALD, DUNCAN G      25    TWP 53-RGE 26-W4M   36 (LSD. 15)
              A008-M001        B     MCDONALD, DUNCAN G      25    TWP 53-RGE 26-W4M   35 (LSDS. 9,
                                                                                         15, 16)
                                                                                                    PNG from BASE of LOWER CRET to
                                                                                                    BASEMENT DEEP RIGHTS: Rl 9

              A008-M002        A     VAN HOUCK, A. ETAL      50    TWP 54-RGE 26-W4M   1(LSDS 1,2)
                                                                                                    PNG from SURFACE to BASE of
                                                                                                    LOWER CRET
                                                                                                    SHALLOW RIGHTS: (RL 13)
              A008-M002        B     VAN HOUCK, A. ETAL      50    TWP 53-RGE 26-W4M   36 (LSDS. 1,
                                                                                       2,7,8, 9,10,
                                                                                       15,16)
                                                                                                    PNG from SURFACE to BASE of
                                                                                                    LOWER CRET
                                                                                                    SHALLOW RIGHTS: (RL 13)

                                                 Revision dated: August 1, 2000
3

                                      Schedule A
   Attached to Royalty Agreement dated July 13, 1990 made between Donzoil Ltd. (Grantee) and
                               Dynamic Oil Limited (Grantor)

                                       Lessor                                           Sections/
Area Name     Lease-File-No    Split   Name/Number     DOL's W.I. Location              Units       PNG Rights

ST. ALBERT,   A008-M002        C     VAN HOUCK, A. ETAL      50    TWP 53-RGE 26-W4M   31(LSDS 12 )
CONT'D                                                                                (WITHIN RL13)
                                                                                                    PNG from SURFACE to BASE of
                                                                                                    LOWER CRET SHALLOW RIGHTS
                                                                                                    (RL 13)
              A008-M002        D     VAN HOUCK, A. ETAL      25    TWP 53-RGE 25-W4M   31(Lsd 12)   PNG from BASE of LOWER CRET to
                                                                                                    BASEMENT DEEP RIGHTS (RL 13)
              A008-M002        D     VAN HOUCK, A. ETAL      25    TWP 54-RGE 26-W4M   1(LSDS 1,2)
              A008-M002        E     VAN HOUCK, A. ETAL      25    TWP 53-RGE 26-W4M   36 (LSDS. 1,
                                                                                         2,7,8)
                                                                                                    PNG from BASE of LOWER CRET to
                                                                                                    BASEMENT DEEP RIGHTS (RL 13)
              A008-M002        E     VAN HOUCK, A. ETAL      25    TWP 53-RGE 26-W4M   36 (LSDS. 9
                                                                                        10,15,16)

              A008-M003        A     CUNNINGHAM, J.P.        50    TWP 53-RGE 26-W4M   25 (Ptn Lsd
                                                                                        13)(within
                                                                                        RL 1K)
              A008-M003        A     CUNNINGHAM, J.P.        50    TWP 53-RGE 26-W4M   26 (PTN LSDS
                                                                                       13,14,15,16)
                                                                                      (IN RL 1J & 1K)
              A008-M003        A     CUNNINGHAM, J.P.        50    TWP 53-RGE 26-W4M   35 (PTN. LSDS.
                                                                                       1,2,3,4,)
                                                                                      (WITHIN RL 1J)
              A008-M003        A     CUNNINGHAM, J.P.        50    TWP 53-RGE 26-W4M   36(PTN.LSD.4)
                                                                                      (WITHIN RL 1J)
                                                                                                    PNG from SURFACE to BASE of
                                                                                                    LOWER CRET SHALLOW RIGHTS
              A008-M003        B     CUNNINGHAM, J.P.        25    TWP 53-RGE 26-W4M   25 (Ptn Lsd
                                                                                       13)(within
                                                                                       RL 1K)
              A008-M003        B     CUNNINGHAM, J.P.        25    TWP 53-RGE 26-W4M   26 (PTN LSDS
                                                                                       13,14,15,16)
                                                                                      (IN RL 1J & 1K)
              A008-M003        B     CUNNINGHAM, J.P.        25    TWP 53-RGE 26-W4M   35 (PTN. LSDS.
                                                                                      1,2,3,4,)(WITHIN
                                                                                          RL 1J)
              A008-M003        B     CUNNINGHAM, J.P.        25    TWP 53-RGE 26-W4M   36 (PTN. LSD 4)
                                                                                       (WITHIN RL 1J)
                                                                                                    PNG from BASE of LOWER CRET to
                                                                                                    BASEMENT DEEP RIGHTS

              A008-M004        A     ANTHIEREN, L.           50    TWP 53-RGE 26-W4M   35(LSD 9,10
                                                                                      11,12,13,14
                                                                                      15,16)(RL 4
                                                                                      5,6)

              A008-M004        A     ANTHIEREN, L.           50    TWP 54-RGE 26-W4M   3 (Lsds 1,2)
                                                                                      (within RL 6)
                                                                                                    PNG from SURFACE to BASE of
                                                                                                    LOWER CRET SHALLOW RIGHTS
              A008-M004        B     ANTHIEREN, L.           50    TWP 53-RGE 26-W4M  34 (LSDS 9,16)
                                                                                      (PTN. RL4,5&6)
                                                                                                    PNG from SURFACE to BASE of
                                                                                                    LOWER CRET excluding NG from
                                                                                                    TOP of BLAIRMORE GROUP to BASE
                                                                                                    of BLAIRMORE GROUP
              A008-M004        C     ANTHIEREN, L.      45.20703   TWP 54-RGE 26-W4M   2(PTN.LSDS
                                                                                       2,3)(WITHIN
                                                                                       RL5)
              A008-M004        C     ANTHIEREN, L.      45.20703   TWP 54-RGE 26-W4M   2 (PTN.LSDS.
                                                                                       2,3,4,5,6,7)
                                                                                      (WITHIN RL 6) PNG from SURFACE to BASE of
                                                                                                    LOWER CRET excluding NG from
                                                                                                    SURFACE to BASE of BASAL QUARTZ
                                                                                                    SHALLOW RIGHTS: RL 5 & 6
                                                                                                    (Note Enerplus holds interest
                                                                                                    in NG to Base BQ)
              A008-M004        D     ANTHIEREN, L.      45.20703   TWP 54-RGE 26-W4M   2 (PTN.LSDS
                                                                                       2,3)(WITHIN
                                                                                       RL5)
              A008-M004        D     ANTHIEREN, L.      45.20703   TWP 54-RGE 26-W4M   2 (PTN.LSDS.
                                                                                        2,3,4,5,6,7)
                                                                                       (WITHIN RL 6)
                                                                                                    NG from SURFACE to BASE of
                                                                                                    BASAL QUARTZ SHALLOW RIGHTS:
                                                                                                    RL 5,6
              A008-M004       E     ANTHIEREN, L.        53.1       TWP 53-RGE 26-W4M   NE 34 (LSDS.
                                                                                        9,16)(PTN.
                                                                                        RL 4,5,6)
                                                                                                    NG from TOP of BLAIRMORE to
                                                                                                    BASE of BLAIRMORE SHALLOW
                                                                                                    RIGHTS: RL "C"

              A008-M005       A     ANTHIEREN, L.        25         TWP 54-RGE 26-W4M   2(Lsds
                                                                                        1,2,7)
                                                                                                    PNG from BASE of LOWER CRET to
                                                                                                    BASEMENT DEEP RIGHTS:

                                                 Revision dated: August 1, 2000
4

                                      Schedule A
   Attached to Royalty Agreement dated July 13, 1990 made between Donzoil Ltd. (Grantee) and
                               Dynamic Oil Limited (Grantor)

                                       Lessor                                           Sections/
Area Name     Lease-File-No    Split   Name/Number     DOL's W.I. Location              Units       PNG Rights

ST. ALBERT,   A008-M006        A     SISTERS OF CHARITY   50         TWP 54-RGE 25-W4M  4(PTN.LSDS
AB, CONT'D                                                                             5,12)(RL 24)
              A008-M006        A     SISTERS OF CHARITY   50         TWP 54-RGE 26-W4M  4(PTN.LSDS.
                                                                                         5,12,13)
                                                                                         (RL 25)
              A008-M006        A     SISTERS OF CHARITY   50         TWP 54-RGE 25-W4M   4(PTN.LSDS.
                                                                                       5,11,12,13)
                                                                                         (RL 26)
              A008-M006        A     SISTERS OF CHARITY   50         TWP 54-RGE 25-W4M   4(PTN.LSDS.
                                                                                      11,12,13,14,15)
                                                                                          (RL 27)
              A008-M006        A     SISTERS OF CHARITY   50         TWP 54-RGE 25-W4M    5(PTN.LSDS.
                                                                                        4,5,6,13,14)
                                                                                           (RL 18)
              A008-M006        A     SISTERS OF CHARITY   50          TWP 54-RGE 25-W4M  5(PTN.LSDS 1,
                                                                                        7,8,9,10,15
                                                                                         16)(RL 22)
              A008-M006        A     SISTERS OF CHARITY   50          TWP 54-RGE 25-W4M  5(PTN.LSDS 9
                                                                                          10,15,16)
                                                                                            (RL 24)
              A008-M006        A     SISTERS OF CHARITY   50          TWP 54-RGE 25-W4M   5(PTN.LSD16)
                                                                                           (RL 25)
              A008-M006        A     SISTERS OF CHARITY   50          TWP 54-RGE 25-W4M   6(PTN.LSDS
                                                                                            8,9,16)
                                                                                            (RL 26)
              A008-M006        A     SISTERS OF CHARITY   50          TWP 54-RGE 25-W4M   8(PTN.LSDS
                                                                                          2,3,6,7)
                                                                                          (RL 22A)
              A008-M006        A     SISTERS OF CHARITY   50          TWP 54-RGE 25-W4M   8(PTN.LSDS
                                                                                         1,7,8,9,10,
                                                                                            15,16)
                                                                                           (RL 24A)
              A008-M006        A     SISTERS OF CHARITY   50          TWP 54-RGE 25-W4M   8(PTN.LSDS
                                                                                          1,8,9,16)
                                                                                           (RL 25A)
              A008-M006        A     SISTERS OF CHARITY   50          TWP 54-RGE 25-W4M   8(PTN LSDS
                                                                                          1,8,9,16)
                                                                                            (RL26A)
              A008-M006        A     SISTERS OF CHARITY   50          TWP 54-RGE 25-W4M   9(PTN LSDS
                                                                                          2,3,5,6,7)
                                                                                            (RL 27)
              A008-M006        A     SISTERS OF CHARITY   50          TWP 54-RGE 25-W4M   9(PTN LSDS.
                                                                                         11,12,13,14)
                                                                                            (RL 27)
              A008-M006        A     SISTERS OF CHARITY   50          TWP 54-RGE 25-W4M   9(PTN LSDS.
                                                                                           4,5,12)
                                                                                           (RL 26A)
              A008-M006        A     SISTERS OF CHARITY   50          TWP 54-RGE 25-W4M   9(PTN LSD 4)
                                                                                           (RL 25A)
                                                                                                    PNG from SURFACE to BASE of
                                                                                                    LOWER CRET SHALLOW RIGHTS

              A008-M006        B     SISTERS OF CHARITY   50          TWP 54-RGE 26-W4M   1(PTN. LSDS
                                                                                        5,9,10,11,12)
                                                                                        (EXC RL7&14)
              A008-M006        B     SISTERS OF CHARITY   50          TWP 54-RGE 26-W4M  1(PTN.LSDS
                                                                                         13,14,15)
                                                                                       (EXC RL 7&14)
                                                                                                    PNG from SURFACE to BASE of
                                                                                                    LOWER CRET SHALLOW RIGHTS

              A008-M006        C     SISTERS OF CHARITY   25          TWP 54-RGE 26-W4M   1(LSD. 5)
              A008-M006        C     SISTERS OF CHARITY   25          TWP 54-RGE 26-W4M   1(9,10,11,
                                                                                          12,13,14,
                                                                                           15,16)
              A008-M006        C     SISTERS OF CHARITY   25          TWP 54-RGE 26-W4M   E 2(LSDS.
                                                                                           7,8)
              A008-M006        C     SISTERS OF CHARITY   25          TWP 54-RGE 26-W4M   2(LSDS.9,
                                                                                          10,15,16)
              A008-M006        C     SISTERS OF CHARITY   25          TWP 54-RGE 25-W4M   4(PTN.LSDS
                                                                                          5,12)(RL 24)
              A008-M006        C     SISTERS OF CHARITY   25          TWP 54-RGE 26-W4M   4(PTN.LSDS.
                                                                                            5,12,13)
                                                                                            (RL 25)
              A008-M006        C     SISTERS OF CHARITY   25          TWP 54-RGE 25-W4M   4(PTN.LSDS.
                                                                                          5,11,12,13)
                                                                                           (RL 26)
              A008-M006        C     SISTERS OF CHARITY   25          TWP 54-RGE 25-W4M   4(PTN.LSDS.
                                                                                          11,12,13,14,
                                                                                          15)(RL 27)
              A008-M006        C     SISTERS OF CHARITY   25          TWP 54-RGE 25-W4M   5(PTN.LSDS.
                                                                                          4,5,6,13,14)
                                                                                          (RL 18)
              A008-M006        C     SISTERS OF CHARITY   25          TWP 54-RGE 25-W4M   5(PTN.LSDS
                                                                                          1,7,8,9,10
                                                                                          15,16)(RL 22)
              A008-M006        C     SISTERS OF CHARITY   25          TWP 54-RGE 25-W4M   5(PTN.LSDS
                                                                                          9,10,15,16)
                                                                                          (RL 24)
              A008-M006        C     SISTERS OF CHARITY   25          TWP 54-RGE 25-W4M   5(PTN. LSD
                                                                                          16)(RL 25)
              A008-M006        C     SISTERS OF CHARITY   25          TWP 54-RGE 25-W4M   6(PTN. LSDS
                                                                                          8,9,16)(RL 26)
              A008-M006        C     SISTERS OF CHARITY   25          TWP 54-RGE 25-W4M   8(PTN. LSDS
                                                                                           2,3,6,7)
                                                                                           (RL 22A)
              A008-M006        C     SISTERS OF CHARITY   25          TWP 54-RGE 25-W4M   8(PTN. LSDS
                                                                                          1,7,8,9,10
                                                                                            15,16)
                                                                                           (RL 24A)
              A008-M006        C     SISTERS OF CHARITY   25          TWP 54-RGE 25-W4M   8(PTN. LSDS
                                                                                          1,8,9,16)
                                                                                          (RL 25A)
              A008-M006        C     SISTERS OF CHARITY   25          TWP 54-RGE 25-W4M   8(PTN LSDS
                                                                                          1,8,9,16)
                                                                                           (RL26A)
              A008-M006        C     SISTERS OF CHARITY   25          TWP 54-RGE 25-W4M   9(PTN LSDS
                                                                                          2,3,5,6,7)
                                                                                            (RL 27)
              A008-M006        C     SISTERS OF CHARITY   25          TWP 54-RGE 25-W4M   9(PTN LSDS.
                                                                                          11,12,13,14)
                                                                                          (RL 27)
              A008-M006        C     SISTERS OF CHARITY   25          TWP 54-RGE 25-W4M   9(PTN LSDS.
                                                                                          4,5,12)
                                                                                          (RL 26A)
              A008-M006        C     SISTERS OF CHARITY   25          TWP 54-RGE 25-W4M   9(PTN LSD 4)
                                                                                          (RL 25A)
                                                                                                    PNG from BASE of LOWER CRET to
                                                                                                    BASEMENT DEEP RIGHTS
              A008-M006        D     SISTERS OF CHARITY   50          TWP 54-RGE 26-W4M   2(LSD. 7,
                                                                                        8,9.10,15,16)
                                                                                                    PNG from SURFACE to BASE of
                                                                                                    LOWER CRET excluding NG from
                                                                                                    SURFACE to BASE of BASAL QUARTZ
                                                                                                    SHALLOW RIGHTS:
              A008-M006        E     SISTERS OF CHARITY   45.20703    TWP 54-RGE 26-W4M   2(LSDS 7,
                                                                                         8,9,10,15,16)
                                                                                                    NG from SURFACE to BASE of
                                                                                                    BASAL QUARTZ SHALLOW RIGHTS:
              A008-M006        F     SISTERS OF CHARITY   25          TWP 54-RGE 26-W4M   2(LSDS 7,8)
              A008-M006        F     SISTERS OF CHARITY   25          TWP 54-RGE 26-W4M   2(LSDS 9
                                                                                          10,15,16)
                                                                                                    PNG from BASE of LOWER CRET to
                                                                                                    BASEMENT DEEP RIGHTS
              A008-M006        G     SISTERS OF CHARITY   50          TWP 53-RGE 25-W4M   32(LSDS 5,
                                                                                        6,11,12,13,
                                                                                           14,16)
                                                                                          (RL 18,22)
                                                                                                    NG from SURFACE to BASE of
                                                                                                    LOWER CRET SHALLOW RIGHTS:

                                                 Revision dated: August 1, 2000
5

                                      Schedule A
   Attached to Royalty Agreement dated July 13, 1990 made between Donzoil Ltd. (Grantee) and
                               Dynamic Oil Limited (Grantor)

                                       Lessor                                           Sections/
Area Name     Lease-File-No    Split   Name/Number     DOL's W.I. Location              Units       PNG Rights

ST. ALBERT,   A008-M006        J     SISTERS OF CHARITY   25          TWP 53-RGE 25-W4M   32 (PTN.
AB Cont'd                                                                                 LSDS 5,6,
                                                                                          11,12,13,
                                                                                          14,16)
                                                                                                    NG from BASE of LOWER CRET to
                                                                                                    BASEMENT DEEP RIGHTS:
              A008-M006        K      SISTERS OF CHARITY   50          TWP 54-RGE 26-W4M   12(PTN.
                                                                                          LSDS. 4,5,6)
                                                                                                    PNG from SURFACE to BASE of
                                                                                                    LOWER MANNVILLE SHALLOW RIGHTS
                                                                                                    - EXCLUDING NG IN VIKING &
                                                                                                    OSTRACOD

              A008-M007        A      HENRY, ALFRED        50          TWP 54-RGE 26-W4M   1 (LSDS
                                                                                          1,8,9,)
                                                                                      (WITHIN RL 14)
              A008-M007        A      HENRY, ALFRED        50          TWP 54-RGE 26-W4M   1 (LSD.9)
                                                                                      (WITHIN RL 15)
                                                                                                    PNG from SURFACE to BASE of


                                                                                                    LOWER CRET SHALLOW RIGHTS:
                                                                                                    (RL 14,15)

              A008-M007        B      HENRY, ALFRED        50          TWP 53-RGE 26-W4M   36(Lsd 16)
                                                                                       (within RL 14)
              A008-M007        B      HENRY, ALFRED        50          TWP 53-RGE 26-W4M   36(Lsd 9)
                                                                                       (within RL 14)
                                                                                                    PNG from SURFACE to BASE of
                                                                                                    LOWER CRET SHALLOW RIGHTS:
                                                                                                    (RL 14,15)
              A008-M007        C      HENRY, ALFRED        25          TWP 54-RGE 26-W4M   1 (LSDS
                                                                                          1,8,9)
                                                                                     (WITHIN RL 14)
              A008-M007        C      HENRY, ALFRED        25          TWP 53-RGE 26-W4M   1(LSDS 9)
                                                                                     (WITHIN RL 15)
                                                                                                    PNG from BASE of LOWER CRET to
                                                                                                    BASEMENT DEEP RIGHTS
                                                                                                    (RL 14, 15)
              A008-M007        D      HENRY, ALFRED        25          TWP 53-RGE 26-W4M  36(LSD9,16)
                                                                                      (WITHIN RL 14)
                                                                                                    PNG from BASE of LOWER CRET to
                                                                                                    BASEMENT DEEP RIGHTS:  (RL 14)

              A008-M008        A      OLSEN, CLARICE V.    50          TWP 54-RGE 26-W4M  1(PTN.LSD9)
                                                                                      (WITHIN RL 15)
                                                                                                    PNG from SURFACE to BASE of
                                                                                                    LOWER CRET SHALLOW RIGHTS:
------------------------------------------------------
              A008-M008        B      OLSEN, CLARICE V.    25          TWP 54-RGE 26-W4M  1(PTN.LSD.9)
                                                                                       (WITHIN RL 15)
                                                                                                    PNG from BASE of LOWER CRET to
                                                                                                    BASEMENT DEEP RIGHTS:

              A008-M010        A      CUNNINGHAM, J.P.     50          TWP 53-RGE 26-W4M  35(PTN.LSD1)
              A008-M010        A      CUNNINGHAM, J.P.     50          TWP 53-RGE 26-W4M  36(Ptn.Lsd4)
                                                                                       (within RL 1J)
              A008-M010        A      CUNNINGHAM, J.P.     50          TWP 53-RGE 26-W4M  25(PTN.LSD13)
                                                                                         (PTN  RL 1J)
              A008-M010        A      CUNNINGHAM, J.P.     50          TWP 53-RGE 26-W4M    NE 26
                                                                                        (PTN. LSD 16)
                                                                                         (PTN RL 1J)
                                                                                                    PNG from SURFACE to BASE of
                                                                                                    LOWER CRET SHALLOW RIGHTS
              A008-M010        B      CUNNINGHAM, J.P.     25          TWP 53-RGE 26-W4M  25(Ptn Lsd13)
                                                                                       (within RL 1J)
              A008-M010        B      CUNNINGHAM, J.P.     25          TWP 53-RGE 26-W4M  35(PTN LSDS 1)
                                                                                       (WITHIN RL 1J)
              A008-M010        B      CUNNINGHAM, J.P.     25          TWP 53-RGE 26-W4M  36(Ptn.Lsd4)
                                                                                       (within RL 1J)
              A008-M010        B      CUNNINGHAM, J.P.     25          TWP 53-RGE 26-W4M  NE 26 (PTN
                                                                                          LSDS. 16)
                                                                                       (WITHIN RL 1J)
                                                                                                    PNG from BASE of LOWER CRET to
                                                                                                    BASEMENT DEEP RIGHTS

              A008-M011        A      CUNNINGHAM, F.       50          TWP 53-RGE 26-W4M  26(Ptn.Lsds
                                                                                         14,15,16)
                                                                                       (within RL 1J)
              A008-M011        A      CUNNINGHAM, F.       50          TWP 53-RGE 26-W4M  35(Ptn Lsds
                                                                                         1,2,3,4)
                                                                                       (within RL 1J)
                                                                                                    PNG from SURFACE to BASE of
                                                                                                    LOWER CRET SHALLOW RIGHTS:
                                                                                                    (Ptn. RL 1J)
              A008-M011        B       CUNNINGHAM, F.       25          TWP 53-RGE 26-W4M  26(Ptn.Lsds
                                                                                         14,15,16)
                                                                                       (within RL 1J)
              A008-M011        B       CUNNINGHAM, F.       25          TWP 53-RGE 26-W4M  35(Ptn Lsds
                                                                                           1,2,3,4)
                                                                                       (within RL 1J)
                                                                                                    PNG from BASE of LOWER CRET to
                                                                                                    BASEMENT DEEP RIGHTS:
                                                                                                    (Ptn RL 1J)

                                                 Revision dated: August 1, 2000
6

                                      Schedule A
   Attached to Royalty Agreement dated July 13, 1990 made between Donzoil Ltd. (Grantee) and
                               Dynamic Oil Limited (Grantor)

                                       Lessor                                           Sections/
Area Name     Lease-File-No    Split   Name/Number     DOL's W.I. Location              Units       PNG Rights

ST. ALBERT,
AB Cont'd     A008-M012        A       CUNNINGHAM, F.       50          TWP 53-RGE 26-W4M  25(LSDS
                                                                                      11,12,13,14)
                                                                                     (WITHIN RL 1L)
              A008-M012        A       CUNNINGHAM, F.       50          TWP 53-RGE 26-W4M  26(Lsds
                                                                                        9,10,11)
                                                                                     (within RL 1L)
                                                                                                    PNG from SURFACE to BASE of
                                                                                                    LOWER CRET SHALLOW RIGHTS:
                                                                                                    RL 1L (1/2 int.)

              A008-M012        B       CUNNINGHAM, F.       25          TWP 53-RGE 26-W4M   25(LSDS
                                                                                       11,12,13,14)
                                                                                      (WITHIN RL 1L)
              A008-M012        B       CUNNINGHAM, F.       25          TWP 53-RGE 26-W4M   26(Lsds
                                                                                        9,10,11)
                                                                                      (within RL 1L)
                                                                                                    PNG from BASE of LOWER CRET to
                                                                                                    DEEP RIGHTS as to 1/2 leasehold
                                                                                                    int.

              A008-M013        A       CUNNINGHAM, N.       50          TWP 53-RGE 26-W4M   25(Lsds
                                                                                        11,12,13)
                                                                                      (within RL 1L)
              A008-M013        A       CUNNINGHAM, N.       50          TWP 53-RGE 26-W4M   26(Lsds
                                                                                         9,10,11)
                                                                                      (within RL 1L)
                                                                                                    PNG from SURFACE to BASE of
                                                                                                    LOWER CRET SHALLOW RIGHTS - as
                                                                                                    to a 1/2 leasehold int.

              A008-M013        B       CUNNINGHAM, N.       25          TWP 53-RGE 26-W4M   25(Lsds
                                                                                        11,12,13)
                                                                                      (within RL 1L)
              A008-M013        B       CUNNINGHAM, N.       25          TWP 53-RGE 26-W4M   26(Lsds
                                                                                         9,10,11)
                                                                                      (within RL 1L)
                                                                                                    PNG from BASE of LOWER CRET to
                                                                                                    BASEMENT
                                                                                                    DEEP RIGHTS - as to a 1/2
                                                                                                    leasehold int.

              A008-M014        A       ESDALE, F.S.         50          TWP 53-RGE 26-W4M   26(Ptn
                                                                                         Lsd 13)
                                                                                      (within RL B)
                                                                                                    PNG from SURFACE to BASE of
                                                                                                    LOWER CRET
                                                                                                    SHALLOW RIGHTS
              A008-M014        B       ESDALE, F.S.         25          TWP 53-RGE 26-W4M   26(Ptn
                                                                                         Lsd 13)
                                                                                      (within RL B)
                                                                                                    PNG from BASE of LOWER CRET to
                                                                                                    BASEMENT
                                                                                                    DEEP RIGHTS

              A008-M015        A       BRUNELLE,GA          50          TWP 53-RGE 26-W4M   SE 35
                                                                                        (LSD.1,2)
                                                                                         (RL A)
              A008-M015        A       BRUNELLE,GA          50          TWP 53-RGE 26-W4M   SE 35
                                                                                        (LSDS.1
                                                                                         ,2,7,8)
                                                                                          (RL 2)
              A008-M015        A       BRUNELLE,GA          50          TWP 53-RGE 26-W4M   SW 35
                                                                                        (LSDS.3,
                                                                                         4,5,6)
                                                                                         (RL 2)
              A008-M015        A       BRUNELLE,GA          50          TWP 53-RGE 26-W4M   NW 35
                                                                                        (LSDS.11,
                                                                                        12)(RL 2)
              A008-M015        A       BRUNELLE,GA          50          TWP 53-RGE 26-W4M   SW 35
                                                                                        (LSD.6)
                                                                                         (RL 3)
              A008-M015        A       BRUNELLE,GA          50          TWP 53-RGE 26-W4M   SE 35
                                                                                        (LSDS.7,
                                                                                        8)(RL 3)
              A008-M015        A       BRUNELLE,GA          50          TWP 53-RGE 26-W4M   N 35
                                                                                        (LSDS.9,
                                                                                        10,11,12)
                                                                                         (RL 3)
              A008-M015        A       BRUNELLE,GA          50          TWP 53-RGE 26-W4M   NE 35
                                                                                        (LSD.9)
                                                                                        (RL 10)
              A008-M015        A       BRUNELLE,GA          50          TWP 53-RGE 26-W4M   SE 35
                                                                                        (LSDS.8,
                                                                                        9)(RL 11)
                                                                                                   PNG from SURFACE to BASE of
                                                                                                   LOWER CRET SHALLOW RIGHTS:
                                                                                                   RL's A,2,3,10,11
              A008-M015        B       BRUNELLE,GA          25          TWP 53-RGE 26-W4M   SE 35
                                                                                        (LSD.1,2)


                                                                                         (RL A)
              A008-M015        B       BRUNELLE,GA          25          TWP 53-RGE 26-W4M   SE 35
                                                                                        (LSDS.1,
                                                                                         2,7,8)
                                                                                         (RL 2)
              A008-M015        B       BRUNELLE,GA          25          TWP 53-RGE 26-W4M   SW 35
                                                                                        (LSDS.3,
                                                                                          4,5,6)
                                                                                         (RL 2)
              A008-M015        B       BRUNELLE,GA          25          TWP 53-RGE 26-W4M   NW 35
                                                                                         (LSDS.11,
                                                                                         12)(RL 2)
              A008-M015        B       BRUNELLE,GA          25          TWP 53-RGE 26-W4M   SW 3
                                                                                         (LSD.6)
                                                                                         (RL 3)
              A008-M015        B       BRUNELLE,GA          25          TWP 53-RGE 26-W4M   SE 35
                                                                                        (LSDS.7,
                                                                                         8)(RL 3)
              A008-M015        B       BRUNELLE,GA          25          TWP 53-RGE 26-W4M   N 35
                                                                                        (LSDS.9,
                                                                                        10,11,12)
                                                                                         (RL 3)
              A008-M015        B       BRUNELLE,GA          25          TWP 53-RGE 26-W4M   NE 35
                                                                                        (LSD.9)
                                                                                        (RL 10)
              A008-M015        B       BRUNELLE,GA          25          TWP 53-RGE 26-W4M   SE 35
                                                                                        (LSDS.8,
                                                                                         9)(RL 11)
                                                                                                   PNG from BASE of LOWER CRET to
                                                                                                   BASEMENT DEEP RIGHTS:
                                                                                                   RL's 1,2,3,10,11
              A008-M015        C       BRUNELLE,GA          50          TWP 53-RGE 26-W4M   SW 36
                                                                                         (LSD.4)
                                                                                        (RIVER LOT 2)
              A008-M015        C       BRUNELLE,GA          50          TWP 53-RGE 26-W4M   NW 36
                                                                                        (LSDS.11,12)
                                                                                       (RIVER LOT 10)
              A008-M015        C       BRUNELLE,GA          50          TWP 53-RGE 26-W4M   NW 36
                                                                                       (LSDS.11,12)
                                                                                       (RIVER LOT 11)
              A008-M015        C       BRUNELLE,GA          50          TWP 53-RGE 26-W4M   SW 36
                                                                                        (LSD.5,6)
                                                                                       (RIVER LOT 11)
              A008-M015        C       BRUNELLE,GA          50          TWP 53-RGE 26-W4M   SE 36
                                                                                        (LSD.2,7)
                                                                                       (RIVER LOT 12)
              A008-M015        C       BRUNELLE,GA          50          TWP 53-RGE 26-W4M   SW 36
                                                                                        (LSDS.3,6)
                                                                                       (RIVER LOT 12)
              A008-M015        C       BRUNELLE,GA          50          TWP 53-RGE 26-W4M   NW 36
                                                                                       (LSDS.11,14)
                                                                                       (RIVER LOT 12)
              A008-M015        C       BRUNELLE,GA          50          TWP 53-RGE 26-W4M   NE 36
                                                                                       (LSDS.10,15)
                                                                                       (RIVER LOT 12)
              A008-M015        C       BRUNELLE,GA          50          TWP 53-RGE 26-W4M   SW 36
                                                                                       (LSDS.3,4,
                                                                                       5,6)(RIVER
                                                                                          LOT A)
                                                                                                     PNG from SURFACE to BASE of
                                                                                                     LOWER CRET
                                                                                                     SHALLOW RIGHTS

                                                 Revision dated: August 1, 2000
7


                                      Schedule A
   Attached to Royalty Agreement dated July 13, 1990 made between Donzoil Ltd. (Grantee) and
                               Dynamic Oil Limited (Grantor)

                                       Lessor                                           Sections/
Area Name     Lease-File-No    Split   Name/Number     DOL's W.I. Location              Units       PNG Rights

ST. ALBERT,   A008-M015        D       BRUNELLE,GA          25          TWP 53-RGE 26-W4M   SW 36
AB Cont'd                                                                               (LSD.4)
                                                                                       (RIVER LOT 2)
              A008-M015        D       BRUNELLE,GA          25          TWP 53-RGE 26-W4M   NW 36
                                                                                       (LSDS.11,12)
                                                                                       (RIVER LOT 10)
              A008-M015        D       BRUNELLE,GA          25         TWP 53-RGE 26-W4M   NW 36
                                                                                        (LSDS.11,12)
                                                                                       (RIVER LOT 11)
              A008-M015        D       BRUNELLE,GA          25          TWP 53-RGE 26-W4M   SW 36
                                                                                       (LSD.5,6)
                                                                                       (RIVER LOT 11)
              A008-M015        D       BRUNELLE,GA          25          TWP 53-RGE 26-W4M   SE 36
                                                                                        (LSD.2,7)
                                                                                       (RIVER LOT 12)
              A008-M015        D       BRUNELLE,GA          25          TWP 53-RGE 26-W4M   SW 36
                                                                                        (LSDS.3,6)
                                                                                       (RIVER LOT 12)
              A008-M015        D       BRUNELLE,GA          25          TWP 53-RGE 26-W4M   NW 36
                                                                                       (LSDS.11,14)
                                                                                       (RIVER LOT 12)
              A008-M015        D       BRUNELLE,GA          25          TWP 53-RGE 26-W4M   NE 36
                                                                                       (LSDS.10,15)
                                                                                       (RIVER LOT 12)
              A008-M015        D       BRUNELLE,GA          25          TWP 53-RGE 26-W4M   SW 36
                                                                                       (LSDS.3,4,
                                                                                         5,6)(RIVER
                                                                                           LOT A)
                                                                                                   PNG from BASE of LOWER CRET to
                                                                                                   BASEMENT DEEP RIGHTS
              A008-M015        E       BRUNELLE,GA          50          TWP 53-RGE 26-W4M   NW 26
                                                                                        (LSD.16 PTN.)
              A008-M015        E       BRUNELLE,GA          50          TWP 53-RGE 26-W4M   NW 25
                                                                                       (LSDS.11,
                                                                                        12,13,14)
                                                                                       (RIVER LOT A)
              A008-M015        E       BRUNELLE,GA          50          TWP 53-RGE 26-W4M   NW 25
                                                                                        (LSDS.11,
                                                                                         14)(RIVER
                                                                                          LOT 12)
              A008-M015        E       BRUNELLE,GA          50          TWP 53-RGE 26-W4M   NE 25
                                                                                        (LSD.15)
                                                                                       (RIVER LOT 12)
                                                                                                   PNG from SURFACE to BASE of
                                                                                                   LOWER CRET SHALLOW RIGHTS
------------------------------------------------------
              A008-M015        F       BRUNELLE,GA          25          TWP 53-RGE 26-W4M   NW 25
                                                                                       (LSDS. 11
                                                                                        12,13,14)

                                                                                      (RIVER LOT A)
              A008-M015        F       BRUNELLE,GA          25          TWP 53-RGE 26-W4M   NW 25
                                                                                      (LSDS.11,14)
                                                                                      (RIVER LOT 12)
              A008-M015        F       BRUNELLE,GA          25          TWP 53-RGE 26-W4M   NE 25
                                                                                        (LSD. 15)
                                                                                      (RIVER LOT 12)
                                                                                                   PNG from BASE of LOWER CRET to
                                                                                                   BASEMENT DEEP RIGHTS

              A008-M016        A       17459                50          TWP 53-RGE 26-W4M   25(Lsds
                                                                                       9,10,11,14,,
                                                                                         15,16)(RL
                                                                                        12A & 13A)
                                                                                                   PNG from SURFACE to BASE of
                                                                                                   LOWER CRET SHALLOW RIGHTS: (Ptn.
                                                                                                   RL 12A & 13A)
              A008-M016        B       17459                25          TWP 53-RGE 26-W4M   25(Lsds
                                                                                        9,10,15,16)
                                                                                       (RL's 12A&13A)
                                                                                                   PNG from BASE of LOWER CRET to
                                                                                                   BASE of WABAMUN
                                                                                                   DEEP RIGHTS: Ptn. RL 12A & 13A
              A008-M016        C       17459                25          TWP 53-RGE 26-W4M   25(Lsds
                                                                                           11,14)
                                                                                          (RL 12A)
                                                                                                   PNG from BASE of LOWER CRET to
                                                                                                   BASE of NISKU DEEP RIGHTS:
                                                                                                   Ptn. RL 12A & 13A

              A008-M017        A       17460                50          TWP 53-RGE 26-W4M   SW 34
                                                                                        (E/2W/2 &
                                                                                         E/2 34)
                                                                                                   PNG from SURFACE to BASE of
                                                                                                   MANNVILLE excluding NG from
                                                                                                   TOP of BLAIRMORE to BASE of
                                                                                                   BLAIRMORE
                                                                                                   SHALLOW RIGHTS: Ptn. RL "D"
              A008-M017        B       17460                53.1        TWP 53-RGE 26-W4M   SW 34
                                                                                        (E/2W/2
                                                                                       & E/2 34)
                                                                                                   NG from TOP of BLAIRMORE to BASE
                                                                                                   of BLAIRMORE
                                                                                                   SHALLOW RIGHTS: Ptn. RL "D"

              A008-M018        A       CHRISTENSEN, C.E.    50          TWP 54-RGE 26-W4M   1(LSDS.
                                                                                           4,5,6,7,8
                                                                                           9,10,11,12)
                                                                                            (RL 7)
                                                                                                   PNG from SURFACE to BASE of
                                                                                                   LOWER CRET
                                                                                                   SHALLOW RIGHTS: RL 7
              A008-M018        C       CHRISTENSEN, C.E.    25          TWP 54-RGE 26-W4M   2(LSDS.
                                                                                           1,2,7,8)
                                                                                           (RL 7)
              A008-M018        C       CHRISTENSEN, C.E.    25          TWP 54-RGE 26-W4M   SW 1
                                                                                          (LSDS.4,
                                                                                            5, 6)
              A008-M018        C       CHRISTENSEN, C.E.    25          TWP 54-RGE 26-W4M   SE 1


                                                                                           (LSDS.
                                                                                             7,8)
              A008-M018        C       CHRISTENSEN, C.E.    25          TWP 54-RGE 26-W4M   NE 1
                                                                                          (LSDS.9,10)
              A008-M018        C       CHRISTENSEN, C.E.    25          TWP 54-RGE 26-W4M   NW 1
                                                                                          (LSDS 11,12)
                                                                                                   PNG from BASE of LOWER CRET to
                                                                                                   BASE of IRETON
                                                                                                   DEEP RIGHTS: Ptn. RL 7

                                                 Revision dated: August 1, 2000
8

                                      Schedule A
   Attached to Royalty Agreement dated July 13, 1990 made between Donzoil Ltd. (Grantee) and
                               Dynamic Oil Limited (Grantor)

                                       Lessor                                           Sections/
Area Name     Lease-File-No    Split   Name/Number     DOL's W.I. Location              Units       PNG Rights

ST. ALBERT,   A008-M019        A       MCDONALD, A&R ETAL   50          TWP 54-RGE 26-W4M   S 1 (LSDS1,
AB Cont'd                                                                                2,3,4,5,6,7,8,)
              A008-M019        A       MCDONALD, A&R ETAL   50          TWP 54-RGE 26-W4M   SE 2 (LSDS.1,2)
              A008-M019        A       MCDONALD, A&R ETAL   50          TWP 53-RGE 26-W4M   NE 35
                                                                                        (LSDS 15,16)
              A008-M019        A       MCDONALD, A&R ETAL   50          TWP 53-RGE 26-W4M   NW 36
                                                                                         (LSD. 13)
                                                                                                     PNG from SURFACE to BASE of
                                                                                                     LOWER CRET
                                                                                                     SHALLOW RIGHTS

              A008-M019        B       MCDONALD, A&R ETAL   25          TWP 54-RGE 26-W4M   SW 1
                                                                                        (LSDS 1,2,
                                                                                         7,8)
              A008-M019        B       MCDONALD, A&R ETAL   25          TWP 54-RGE 26-W4M   SE 1
                                                                                        (LSDS. 3
                                                                                         4,5,6)
              A008-M019        B       MCDONALD, A&R ETAL   25          TWP 54-RGE 26-W4M   SE 2
                                                                                        (LSDS.1,2)
              A008-M019        B       MCDONALD, A&R ETAL   25          TWP 53-RGE 26-W4M   NE 35
                                                                                        (LSDS 15,16)
              A008-M019        B       MCDONALD, A&R ETAL   25          TWP 53-RGE 26-W4M   NW 36
                                                                                        (LSD. 13)
                                                                                                    PNG from BASE of LOWER CRET to
                                                                                                    BASE of BASEMENT
                                                                                                    DEEP RIGHT

              A008-M020        A       106133               50          TWP 53-RGE 26-W4M   25(Lsds
                                                                                          9,10)
                                                                                        (Outside
                                                                                         RL's 12A
                                                                                          & 13A)
                                                                                                    PNG from SURFACE to BASE of
                                                                                                    LOWER CRET
                                                                                                    SHALLOW RIGHTS
              A008-M020        B       106133               25          TWP 53-RGE 26-W4M   25(Lsds
                                                                                          9,10)
                                                                                        (Outside
                                                                                         RL's 12A
                                                                                          & 13A)
                                                                                                    PNG from BASE of LOWER CRET to
                                                                                                    BASE of WABAMUN
                                                                                                    DEEP RIGHTS

              A008-M021        A       106134               50          TWP 53-RGE 26-W4M   26(Lsds 11)

              A008-M022        A       105118               50          TWP 53-RGE 26-W4M   25(Lsds
                                                                                         6,7,8)
                                                                                                    PNG from SURFACE to BASE of
                                                                                                    LOWER CRET
                                                                                                    SHALLOW RIGHTS.
              A008-M022        B       105118               25          TWP 53-RGE 26-W4M   25 (LSD.
                                                                                         6)
                                                                                                    PNG from BASE of LOWER CRET to
                                                                                                    BASE of NISKU
                                                                                                    DEEP RIGHTS
              A008-M022        C       105118               25         TWP 53-RGE 26-W4M   25 (LSS
                                                                                       .7,8)
                                                                                                    PNG from BASE of LOWER CRET to
                                                                                                    BASE of WABAMUN
                                                                                                    DEEP RIGHTS

              A008-M023        A       109519            45.20703      TWP 54-RGE 26-W4M   2(Lsds 3,4
                                                                                          5,6,7,8)
                                                                                                    NG from SURFACE to BASE of
                                                                                                    BASAL QUARTZ
                                                                                                    SHALLOW RIGHTS:
              A008-M023        B       109519               50         TWP 54-RGE 26-W4M   2(Lsds 3,4
                                                                                          5,6,7,8)
                                                                                                    PNG from SURFACE to BASE of
                                                                                                    LOWER CRET excluding NG from
                                                                                                    SURFACE to BASE of BASAL QUARTZ
                                                                                                    SHALLOW RIGHTS
              A008-M023        C       109519               25          TWP 54-RGE 26-W4M   2(Lsds 7,8)
                                                                                                    PNG from BASE of LOWER CRET to
                                                                                                    BASEMENT
                                                                                                    DEEP RIGHTS

              A008-M024        A       24661                50          TWP 54-RGE 26-W4M   NW 2
                                                                                                    PNG from SURFACE to BASE of
                                                                                                    MANNVILLE excluding NG from
                                                                                                    TOP of BASAL QUARTZ to BASE of
                                                                                                    BASAL QUARTZ
                                                                                                    SHALLOW RIGHTS:

              A008-M025        A       24659                50          TWP 53-RGE 26-W4M   25(Lsds
                                                                                         1,2,3,4,5)
                                                                                                    PNG from SURFACE to BASE of
                                                                                                    LOWER CRET
                                                                                                    SHALLOW RIGHTS:

                                                 Revision dated: August 1, 2000
9

                                      Schedule A
   Attached to Royalty Agreement dated July 13, 1990 made between Donzoil Ltd. (Grantee) and
                               Dynamic Oil Limited (Grantor)

                                       Lessor                                           Sections/
Area Name     Lease-File-No    Split   Name/Number     DOL's W.I. Location              Units       PNG Rights

ST. ALBERT,   A008-M025        B       24659                25          TWP 53-RGE 26-W4M   25 (LSD.
AB Cont'd                                                                               1,2,3,4)
                                                                                                    PNG from BASE of LOWER CRET to
                                                                                                    BASE of WABAMUN
                                                                                                    DEEP RIGHTS
------------------------------------------------------
              A008-M025        C       24659                25          TWP 53-RGE 26-W4M   25 (LSDS. 5)
                                                                                                    PNG from BASE of LOWER CRET to
                                                                                                    BASE of NISKU
                                                                                                    DEEP RIGHTS

              A008-M026        A       24660                50          TWP 53-RGE 26-W4M   S 26 (Lsd. 12)

              A008-M027        A      0496030111            50          TWP 53-RGE 26-W4M   N&SW 36
                                                                                         (Lsds 1,2,8)
                                                                                         (RL 12A,13A
                                                                                           & Rdwys)
              A008-M027        B      0496030111            25          TWP 53-RGE 26-W4M   N&SW 36
                                                                                         (Lsds 1,2,8)
                                                                                         (RL 12A,13A
                                                                                           & Rdwys)

              A008-M028        A       MISSEN, I.A ET AL    50          TWP 54-RGE 26-W4M   SW 14
              A008-M028        C       MISSEN, I.A ET AL    25          TWP 54-RGE 26-W4M   SW 14


              A008-M029        A       BOULANGER, MARIE     50          TWP 54-RGE 26-W4M   2(Lsds
                                                                                          5,6,)
                                                                                                    PNG from SURFACE to BASE of
                                                                                                    LOWER CRET excluding NG from
                                                                                                    SURFACE to BASE of BASAL QUARTZ
                                                                                                    SHALLOW RIGHTS:
              A008-M029        B       BOULANGER, MARIE     25          TWP 54-RGE 26-W4M   2(Lsds5,6,)
                                                                                                    PNG from BASE of LOWER CRET to
                                                                                                    BASEMENT
                                                                                                    DEEP RIGHTS:
              A008-M030        A       0497060462           50          TWP 53-RGE 26-W4M   S 27
              A008-M030        A       0497060462           50          TWP 53-RGE 26-W4M   NW 27
                                                                                        (PORTION)
              A008-M030        A       0497060462           50          TWP 53-RGE 26-W4M   NE 27
                                                                                        (PORTION)
              A008-M030        A       0497060462           50          TWP 53-RGE 26-W4M   NW 28
                                                                                        (INCLRL'S
                                                                                         FA & FB)
              A008-M030        A       0497060462           50          TWP 53-RGE 26-W4M   NE 28
                                                                                        (Outside
                                                                                        RL FB & E)
              A008-M030        A       0497060462           50          TWP 53-RGE 26-W4M   S 28
                                                                                        (Outside
                                                                                         of RL C)
              A008-M030        A       0497060462           50          TWP 53-RGE 26-W4M   SE 29
                                                                                        (Outside
                                                                                        RL's FA&G)
              A008-M030        A       0497060462           50          TWP 53-RGE 26-W4M   SW 29
                                                                                        (Outside
                                                                                         RL's G&H)
                                                                                                    PNG from SURFACE to BASE of
                                                                                                    LOWER CRET
                                                                                                    SHALLOW RIGHTS
              A008-M030        B       0497060462           25          TWP 53-RGE 26-W4M   S 27
              A008-M030        B       0497060462           25          TWP 53-RGE 26-W4M   NW 27
                                                                                       (PORTION)
              A008-M030        B       0497060462           25          TWP 53-RGE 26-W4M   NE 27
                                                                                       (PORTION)
              A008-M030        B       0497060462           25          TWP 53-RGE 26-W4M   NW 28
                                                                                        (within
                                                                                        RL's FA
                                                                                         & FB)
              A008-M030        B       0497060462           25          TWP 53-RGE 26-W4M   NE 28
                                                                                       (Outside
                                                                                        RL FB&E)
              A008-M030        B       0497060462           25          TWP 53-RGE 26-W4M   S 28
                                                                                       (Outside
                                                                                        of RL C)
              A008-M030        B       0497060462           25          TWP 53-RGE 26-W4M   SE 29
                                                                                       (Outside
                                                                                        RL's FA
                                                                                        & G)
                                                                                                    PNG from BASE of LOWER CRET to
                                                                                                    BASEMENT
                                                                                                    DEEP RIGHTS.
              A008-M030        B       0497060462           25          TWP 53-RGE 26-W4M   SW 29
                                                                                       (Outside
                                                                                        RL's G&H)

              A008-M031        A       0497060466           50          TWP 54-RGE 26-W4M   S 11
                                                                                                    PNG from SURFACE to BASE of
                                                                                                    LOWER CRET
              A008-M031        B       0497060466           25          TWP 54-RGE 26-W4M   S 11
                                                                                                    PNG from BASE of LOWER CRET to
                                                                                                    BASEMENT

              A008-M032        A       106187              46.25        TWP 53-RGE 26-W4M   NW 24
                                                                                                    NG from SURFACE to BASE of
                                                                                                    BELLY RIVER
------------------------------------------------------


              A008-M032        B       106187              12.5         TWP 53-RGE 26-W4M   NW 24   PNG TOP of Ostracod to BASE
                                                                                                    Ostracod

                                                 Revision dated: August 1, 2000
10

                                      Schedule A
   Attached to Royalty Agreement dated July 13, 1990 made between Donzoil Ltd. (Grantee) and
                               Dynamic Oil Limited (Grantor)

                                       Lessor                                           Sections/
Area Name     Lease-File-No    Split   Name/Number     DOL's W.I. Location              Units       PNG Rights

ST. ALBERT,   A008-M032        C       106187               40       TWP 53-RGE 26-W4M   NW 24      PET from SURFACE to BASE
AB Cont'd                                                                                              BELLY RIVER

              A008-M033        A      0498030748            25       TWP 54-RGE 26-W4M   E 12

              A008-M035        A      0498060185            50          TWP 54-RGE 26-W4M   NW 11
              A008-M035        A      0498060185            50          TWP 54-RGE 26-W4M   11 (Lsds
                                                                                         9,10&15)
                                                                                                    PNG from SURFACE to BASE of
                                                                                                    LOWER CRET
                                                                                                    SHALLOW RIGHTS
              A008-M035        B      0498060185            25          TWP 54-RGE 26-W4M   NW 11
                                                                                        (LSD9,10)   PNG BELOW BASE LOWER CRET.
                                                                                                    DEEP RIGHTS
              A008-M035        C      0498060185            25          TWP 54-RGE 26-W4M   11 (LSD 15)
                                                                                                    PNG BELOW BASE LOWER CRET.
                                                                                                    DEEP RIGHTS

              A008-M036        A      0490010477            40          TWP 53-RGE 25-W4M   19(Lsds
                                                                                       12,13,14,15) PNG from SURFACE to BASE of
                                                                                                    BELLY RIVER
              A008-M036        B      0490010477            70          TWP 53-RGE 25-W4M   19(Lsds
                                                                                       12,13,14,15) PNG from BASE of BELLY RIVER
                                                                                                    to BASEMENT
              A008-M036        C      0490010477            70          TWP 53-RGE 25-W4M   19(Lsds
                                                                                       12,13,14,15) NG from TOP of LOWER MANNVILLE
                                                                                                    to BASE of LOWER MANNVILLE

              A008-M037        A       RANGER OIL LIMITED   40          TWP 53-RGE 25-W4M   N 19 Ptn.
              A008-M037        A       RANGER OIL LIMITED   40          TWP 53-RGE 25-W4M   19
                                                                                        (Lsds.10,11)
                                                                                                    PNG from SURFACE to BASE of
                                                                                                    BELLY RIVER
              A008-M037        B       RANGER OIL LIMITED   70          TWP 53-RGE 25-W4M   N 19 Ptn.
              A008-M037        B       RANGER OIL LIMITED   70          TWP 53-RGE 25-W4M   19
                                                                                        (Lsds.10,
                                                                                           11)
                                                                                                    PNG from BASE of BELLY RIVER to
                                                                                                    BASEMENT
              A008-M037        C       RANGER OIL LIMITED   70          TWP 53-RGE 25-W4M   N 19 Ptn.
              A008-M037        C       RANGER OIL LIMITED   70          TWP 53-RGE 25-W4M   19
                                                                                          (Lsds.
                                                                                          10, 11)
                                                                                                    NG from TOP of LOWER MANNVILLE
                                                                                                    to BASE of LOWER MANNVILLE

              A008-M038A       A       SMITH, JOAN E.       40          TWP 53-RGE 25-W4M   SE 19
                                                                                                    PNG from SURFACE to BASE of
                                                                                                    BELLY RIVER
              A008-M038A       B       SMITH, JOAN E.       70          TWP 53-RGE 25-W4M   SE 19
                                                                                                    PNG from BASE of BELLY RIVER to
                                                                                                    BASEMENT
------------------------------------------------------
              A008-M038A       C       SMITH, JOAN E.       70          TWP 53-RGE 25-W4M   SE 19
                                                                                                    NG from TOP of LOWER MANNVILLE
                                                                                                    to BASE of LOWER MANNVILLE

              A008-M038B       A       SMITH, JOAN E.       40          TWP 53-RGE 25-W4M   SW 19
                                                                                                    PNG from SURFACE to BASE of
                                                                                                    BELLY RIVER
------------------------------------------------------
              A008-M038B       B       SMITH, JOAN E.       70          TWP 53-RGE 25-W4M   SW 19
                                                                                                    PNG from BASE of BELLY RIVER to
                                                                                                    BASEMENT
------------------------------------------------------
              A008-M038B       C       SMITH, JOAN E.       70          TWP 53-RGE 25-W4M   SW 19
                                                                                                    NG from TOP of LOWER MANNVILLE
                                                                                                    to BASE of LOWER MANNVILLE

              A008-M039A       A       LEW RESOURCES LTD.   40          TWP 53-RGE 25-W4M   SW 19
                                                                                                    PNG from SURFACE to BASE of
                                                                                                    BELLY RIVER

                                                 Revision dated: August 1, 2000
11

                                      Schedule A
   Attached to Royalty Agreement dated July 13, 1990 made between Donzoil Ltd. (Grantee) and
                               Dynamic Oil Limited (Grantor)

                                       Lessor                                           Sections/
Area Name     Lease-File-No    Split   Name/Number     DOL's W.I. Location              Units       PNG Rights

ST. ALBERT,   A008-M039A       B       LEW RESOURCES LTD.   70          TWP 53-RGE 25-W4M   SW 19   PNG from BASE of BELLY RIVER to
AB Cont'd                                                                                           BASEMENT

              A008-M039A       C       LEW RESOURCES LTD.   70          TWP 53-RGE 25-W4M   SW 19   NG from TOP of LOWER MANNVILLE
                                                                                                    to BASE of LOWER MANNVILLE

              A008-M039B       A       LEW RESOURCES LTD.   40          TWP 53-RGE 25-W4M   SE 19   PNG from SURFACE to BASE of
                                                                                                    BELLY RIVER

              A008-M039B       B       LEW RESOURCES LTD.   70          TWP 53-RGE 25-W4M   SE 19   PNG from BASE of BELLY RIVER to
                                                                                                    BASEMENT

              A008-M039B       C       LEW RESOURCES LTD.   70          TWP 53-RGE 25-W4M   SE 19
                                                                                                    NG from TOP of LOWER MANNVILLE
                                                                                                    to BASE of LOWER MANNVILLE

              A008-M040        A       DANCHUK, EARL        40          TWP 53-RGE 25-W4M   SE 19
                                                                                                    PNG from SURFACE to BASE of
                                                                                                    BELLY RIVER

              A008-M040        B       DANCHUK, EARL        70          TWP 53-RGE 25-W4M   SE 19
                                                                                                    PNG from BASE of BELLY RIVER to
                                                                                                    BASEMENT

              A008-M040        C       DANCHUK, EARL        70          TWP 53-RGE 25-W4M   SE 19
NG from TOP of LOWER MANNVILLE to BASE of LOWER MANNVILLE

              A008-M041        A       DANCHUK, JOHN        40          TWP 53-RGE 25-W4M   SW 19
                                                                                                    PNG from SURFACE to BASE of
                                                                                                    BELLY RIVER

              A008-M041        B       DANCHUK, JOHN        70          TWP 53-RGE 25-W4M   SW 19
                                                                                                    PNG from BASE of BELLY RIVER to
                                                                                                    BASEMENT

              A008-M041        C       DANCHUK, JOHN        70          TWP 53-RGE 25-W4M   SW 19
                                                                                                    NG from TOP of LOWER MANNVILLE
                                                                                                    to BASE of LOWER MANNVILLE

              A008-M042        A      0489080315            40          TWP 53-RGE 25-W4M   20      PNG from SURFACE to BASE of
                                                                                                    BELLY RIVER

              A008-M042        B      0489080315            70          TWP 53-RGE 25-W4M   20      PNG from BASE of BELLY RIVER to
                                                                                                    BASEMENT

              A008-M042        C      0489080315            70          TWP 53-RGE 25-W4M   20      NG from TOP of LOWER MANNVILLE
                                                                                                    to BASE of LOWER MANNVILLE

              A008-M043        A      0489080316            40          TWP 53-RGE 25-W4M   30      PNG from SURFACE to BASE of
                                                                                                    BELLY RIVER

              A008-M043        B      0489080316            70          TWP 53-RGE 25-W4M   30      PNG from BASE of BELLY RIVER to
                                                                                                    BASEMENT

              A008-M043        C      0489080316            70          TWP 53-RGE 25-W4M   30      NG from TOP of LOWER MANNVILLE
                                                                                                    to BASE of LOWER MANNVILLE

              A008-M044        A      0490010119            40          TWP 53-RGE 25-W4M   S&NW 29
                                                                                                    PNG from SURFACE to BASE of
                                                                                                    BELLY RIVER

                                                 Revision dated: August 1, 2000
12

                                      Schedule A
   Attached to Royalty Agreement dated July 13, 1990 made between Donzoil Ltd. (Grantee) and
                               Dynamic Oil Limited (Grantor)

                                       Lessor                                           Sections/
Area Name     Lease-File-No    Split   Name/Number     DOL's W.I. Location              Units       PNG Rights

ST. ALBERT,   A008-M044        C      0490010119            70          TWP 53-RGE 25-W4M   S&NW 29
AB Cont'd                                                                                           NG from TOP of LOWER MANNVILLE
                                                                                                    to BASE of LOWER MANNVILLE

              A008-M045        A       MONTREAL TRUST       40          TWP 53-RGE 25-W4M   NE 29   PNG from SURFACE to BASE of
                                                                                                    BELLY RIVER

              A008-M045        B       MONTREAL TRUST       70          TWP 53-RGE 25-W4M   NE 29   PNG from BASE of BELLY RIVER to
                                                                                                    BASEMENT

              A008-M045        C       MONTREAL TRUST       70          TWP 53-RGE 25-W4M   NE 29   NG from TOP of LOWER MANNVILLE
                                                                                                    to BASE of LOWER MANNVILLE

              A008-M046        A      0488010392           46.25        TWP 53-RGE 26-W4M   S&NE 24 NG from SURFACE to BASE of
                                                                                                    BELLY RIVER

              A008-M046        B      0488010392            40          TWP 53-RGE 26-W4M   S&NE 24 PET from SURFACE to BASE of
                                                                                                    BELLY RIVER

              A008-M047        A      DELISLE, G. ET AL    53.1         TWP 53-RGE 26-W4M   NW 34   NG from TOP of BLAIRMORE to
                                                                                                    BASE of BLAIRMORE SHALLOW
                                                                                                    RIGHTS

              A008-M047        B       DELISLE, G. ET AL    25          TWP 53-RGE 26-W4M   NW 34   PNG from BASE of LOWER CRET to
                                                                                                    BASEMENT DEEP RIGHTS

              A008-M047        C       DELISLE, G. ET AL    50          TWP 53-RGE 26-W4M   NW 34   PNG from SURFACE to BASE of
                                                                                                    LOWER CRET
                                                                                                    Exclude Natural Gas RIGHTS IN
                                                                                                    SECTION 34 BLAIRMORE ZONE

              A008-M048        A       CHEROT, ROBERT      53.1         TWP 53-RGE 26-W4M   SE 34
                                                                                            (RL C)  NG from TOP of BLAIRMORE to
                                                                                                    BASE of BLAIRMORE SHALLOW
                                                                                                    RIGHTS RL "C"
                                                                                                    TS: River Lot "C"-Pooled Lands

              A008-M048        B       CHEROT, ROBERT       25          TWP 53-RGE 26-W4M   SE 34
                                                                                            (RL C)
              A008-M048        B       CHEROT, ROBERT       25          TWP 53-RGE 26-W4M   NE 27
                                                                                            (RL C)  PNG from BASE of LOWER CRET to
                                                                                                    BASEMENT
                                                                                                    DEEP RIGHTS:  RL C

              A008-M048        C       CHEROT, ROBERT       50          TWP 53-RGE 26-W4M   NE 27
                                                                                            (RL C)
              A008-M048        C       CHEROT, ROBERT       50          TWP 53-RGE 26-W4M   SE 34
                                                                                            (RL C)  PNG from SURFACE to BASE of
                                                                                                    LOWER CRET
                                                                                                    Exclude Natural Gas RIGHTS IN
                                                                                                    SECTION 34 BLAIRMORE ZONE

              A008-M049        A       CHEROT, EMILE       53.1         TWP 53-RGE 26-W4M   SE 34
                                                                                            (RL C)  NG from TOP of BLAIRMORE to
                                                                                                    BASE of BLAIRMORE
                                                                                                    SHALLOW RIGHTS RL "C"

                                                 Revision dated: August 1, 2000
13

                                      Schedule A
   Attached to Royalty Agreement dated July 13, 1990 made between Donzoil Ltd. (Grantee) and
                               Dynamic Oil Limited (Grantor)

                                       Lessor                                           Sections/
Area Name     Lease-File-No    Split   Name/Number     DOL's W.I. Location              Units       PNG Rights

ST. ALBERT,   A008-M049        B       CHEROT, EMILE        25          TWP 53-RGE 26-W4M   SE 34
                                                                                           (RL C)
AB Cont'd     A008-M049        B       CHEROT, EMILE        25          TWP 53-RGE 26-W4M   NE 27
                                                                                           (RL C)   PNG from BASE of LOWER CRET to
                                                                                                    BASEMENT
                                                                                                    DEEP RIGHTS: RL 'C

              A008-M049        C       CHEROT, EMILE        50          TWP 53-RGE 26-W4M   NE 27
                                                                                           (RL C)
              A008-M049        C       CHEROT, EMILE        50          TWP 53-RGE 26-W4M   SE 34
                                                                                           (RL C)   PNG from SURFACE to BASE of
                                                                                                    LOWER CRET
                                                                                                    Exclude Natural Gas RIGHTS IN
                                                                                                    SECTION 34 BLAIRMORE ZONE

              A008-M050        A       CHEROT, LEON        53.1         TWP 53-RGE 26-W4M   SE 34
                                                                                           (RL C)   NG from TOP of BLAIRMORE to
                                                                                                    BASE of BLAIRMORE
                                                                                                    SHALLOW RIGHTS RL "C"

              A008-M050        B       CHEROT, LEON         25          TWP 53-RGE 26-W4M   SE 34
                                                                                           (RL C)
              A008-M050        B       CHEROT, LEON         25          TWP 53-RGE 26-W4M   NE 27
                                                                                           (RL C)   PNG from BASE of LOWER CRET to
                                                                                                    BASEMENT
                                                                                                    DEEP RIGHTS: RL 'C

              A008-M050        C       CHEROT, LEON         50          TWP 53-RGE 26-W4M   NE 27
                                                                                           (RL C)
              A008-M050        C       CHEROT, LEON         50          TWP 53-RGE 26-W4M   SE 34
                                                                                           (RL C)   PNG from SURFACE to BASE of
                                                                                                    LOWER CRET
                                                                                                    Exclude Natural Gas RIGHTS IN
                                                                                                    SECTION 34 BLAIRMORE ZONE

                                                 Revision dated: August 1, 2000
14

                                      Schedule A
   Attached to Royalty Agreement dated July 13, 1990 made between Donzoil Ltd. (Grantee) and
                               Dynamic Oil Limited (Grantor)

                                       Lessor                                           Sections/
Area Name     Lease-File-No    Split   Name/Number     DOL's W.I. Location              Units       PNG Rights

ST. ALBERT,
AB Cont'd     A008-M051        A       CHEROT, ALBERT      53.1         TWP 53-RGE 26-W4M   SE 34
                                                                                           (RL C)   NG from TOP of BLAIRMORE to
                                                                                                    BASE of BLAIRMORE
                                                                                                    SHALLOW RIGHTS RL "C"

              A008-M051        B       CHEROT, ALBERT       25          TWP 53-RGE 26-W4M   SE 34
                                                                                           (RL C)
              A008-M051        B       CHEROT, ALBERT       25          TWP 53-RGE 26-W4M   NE 27
                                                                                           (RL C)   PNG from BASE of LOWER CRET to
                                                                                                    BASEMENT
                                                                                                    DEEP RIGHTS: RL 'C

              A008-M051        C       CHEROT, ALBERT       50          TWP 53-RGE 26-W4M   NE 27
                                                                                           (RL C)
              A008-M051        C       CHEROT, ALBERT       50          TWP 53-RGE 26-W4M   SE 34
                                                                                           (RL C)   PNG from SURFACE to BASE of
                                                                                                    LOWER CRET
                                                                                                    Exclude Natural Gas RIGHTS IN
                                                                                                    SECTION 34 BLAIRMORE ZONE

              A008-M052        A       CHEROT, JACK        53.1         TWP 53-RGE 26-W4M   SE 34
                                                                                           (RL C)   NG from TOP of BLAIRMORE to
                                                                                                    BASE of BLAIRMORE
                                                                                                    SHALLOW RIGHTS RL "C"

              A008-M052        B       CHEROT, JACK         25          TWP 53-RGE 26-W4M   SE 34
                                                                                           (RL C)
              A008-M052        B       CHEROT, JACK         25          TWP 53-RGE 26-W4M   NE 27
                                                                                           (RL C)   PNG from BASE of LOWER CRET to
                                                                                                    BASEMENT
                                                                                                    DEEP RIGHTS: RL 'C

              A008-M052        C       CHEROT, JACK         50          TWP 53-RGE 26-W4M   NE 27
                                                                                           (RL C)
              A008-M052        C       CHEROT, JACK         50          TWP 53-RGE 26-W4M   SE 34
                                                                                           (RL C)   PNG from SURFACE to BASE of
                                                                                                    LOWER CRET
                                                                                                    Exclude Natural Gas RIGHTS IN
                                                                                                    SECTION 34 BLAIRMORE ZONE

                                                 Revision dated: August 1, 2000
15

                                      Schedule A
   Attached to Royalty Agreement dated July 13, 1990 made between Donzoil Ltd. (Grantee) and
                               Dynamic Oil Limited (Grantor)

                                       Lessor                                           Sections/
Area Name     Lease-File-No    Split   Name/Number     DOL's W.I. Location              Units       PNG Rights

ST. ALBERT,   A008-M053        A       EATON, LINDA       53.1          TWP 53-RGE 26-W4M   SE 34
AB Cont'd                                                                                  (RL C)   NG from TOP of BLAIRMORE to
                                                                                                    BASE of BLAIRMORE
                                                                                                    SHALLOW RIGHTS RL "C"

              A008-M053        B       EATON, LINDA         25          TWP 53-RGE 26-W4M   SE 34
                                                                                           (RL C)
              A008-M053        B       EATON, LINDA         25          TWP 53-RGE 26-W4M   NE 27
                                                                                           (RL C)   PNG from BASE of LOWER CRET to
                                                                                                    BASEMENT
                                                                                                    DEEP RIGHTS: RL 'C

              A008-M053        C       EATON, LINDA         50          TWP 53-RGE 26-W4M   NE 27
                                                                                           (RL C)
              A008-M053        C       EATON, LINDA         50          TWP 53-RGE 26-W4M   SE 34
                                                                                           (RL C)   PNG from SURFACE to BASE of
                                                                                                    LOWER CRET
                                                                                                    Exclude Natural Gas RIGHTS IN
                                                                                                    SECTION 34 BLAIRMORE ZONE

              A008-M054        A       SHARP, MARIE        53.1         TWP 53-RGE 26-W4M   SE 34
                                                                                           (RL C)   NG from TOP of BLAIRMORE to
                                                                                                    BASE of BLAIRMORE
                                                                                                    SHALLOW RIGHTS RL "C"

              A008-M054        B       SHARP, MARIE         25          TWP 53-RGE 26-W4M   SE 34
                                                                                           (RL C)
              A008-M054        B       SHARP, MARIE         25          TWP 53-RGE 26-W4M   NE 27
                                                                                           (RL C)   PNG from BASE of LOWER CRET to
                                                                                                    BASEMENT
                                                                                                    DEEP RIGHTS: RL 'C

              A008-M054        C       SHARP, MARIE         50          TWP 53-RGE 26-W4M   NE 27
                                                                                           (RL C)
              A008-M054        C       SHARP, MARIE         50          TWP 53-RGE 26-W4M   SE 34
                                                                                           (RL C)   PNG from SURFACE to BASE of
                                                                                                    LOWER CRET
                                                                                                    Exclude Natural Gas RIGHTS IN
                                                                                                    SECTION 34 BLAIRMORE ZONE

              A008-M055        A       VANIN, NORA         53.1         TWP 53-RGE 26-W4M   SE 34
                                                                                           (RL C)   NG from TOP of BLAIRMORE to
                                                                                                    BASE of BLAIRMORE
                                                                                                    SHALLOW RIGHTS: RL "C"
                                                                                                    TS: River Lot "C"- Pooled Lands

              A008-M055        B       VANIN, NORA          25          TWP 53-RGE 26-W4M   SE 34
                                                                                           (RL C)
              A008-M055        B       VANIN, NORA          25          TWP 53-RGE 26-W4M   NE 27
                                                                                           (RL C)   PNG from BASE of LOWER CRET to
                                                                                                    BASEMENT
                                                                                                    DEEP RIGHTS: RL "C

              A008-M055        C       VANIN, NORA          50          TWP 53-RGE 26-W4M   NE 27
                                                                                           (RL C)
              A008-M055        C       VANIN, NORA          50          TWP 53-RGE 26-W4M   SE 34
                                                                                           (RL C)   PNG from SURFACE to BASE of
                                                                                                    LOWER CRET
                                                                                                    Exclude Natural Gas RIGHTS IN
                                                                                                    SECTION 34 BLAIRMORE ZONE

              A008-M056        A       YEUDALL, PATRICIA   53.1         TWP 53-RGE 26-W4M   SE 34
                                                                                           (RL C)   NG from TOP of BLAIRMORE to
                                                                                                    BASE of BLAIRMORE
                                                                                                    SHALLOW RIGHTS" RL C

              A008-M056        B       YEUDALL, PATRICIA    25          TWP 53-RGE 26-W4M   SE 34
                                                                                           (RL C)
              A008-M056        B       YEUDALL, PATRICIA    25          TWP 53-RGE 26-W4M   NE 27
                                                                                           (RL C)   PNG from BASE of LOWER CRET to
                                                                                                    BASEMENT
                                                                                                    DEEP RIGHTS: RL "C"

              A008-M056        C       YEUDALL, PATRICIA    50          TWP 53-RGE 26-W4M   NE 27
                                                                                           (RL C)
              A008-M056        C       YEUDALL, PATRICIA    50          TWP 53-RGE 26-W4M   SE 34
                                                                                           (RL C)   PNG from SURFACE to BASE of
                                                                                                    LOWER CRET
                                                                                                    Exclude Natural Gas RIGHTS IN
                                                                                                    SECTION 34 BLAIRMORE ZONE

              A008-M057        A       YEUDALL, JUDITH     53.1         TWP 53-RGE 26-W4M   SE 34
                                                                                           (RL C)   NG from TOP of BLAIRMORE to
                                                                                                    BASE of BLAIRMORE
                                                                                                    SHALLOW RIGHTS: River Lot "C"
                                                                                                    Pooled Lands

              A008-M057        B       YEUDALL, JUDITH      25          TWP 53-RGE 26-W4M   SE 34
                                                                                           (RL C)
              A008-M057        B       YEUDALL, JUDITH      25          TWP 53-RGE 26-W4M   NE 27
                                                                                           (RL C)   PNG from BASE of LOWER CRET to
                                                                                                    BASEMENT
                                                                                                    DEEP RIGHTS: RL "c"

              A008-M057        C       YEUDALL, JUDITH      50          TWP 53-RGE 26-W4M   NE 27
                                                                                           (RL C)
              A008-M057        C       YEUDALL, JUDITH      50          TWP 53-RGE 26-W4M   SE 34
                                                                                           (RL C)   PNG from SURFACE to BASE of
                                                                                                    LOWER CRET
                                                                                                    Exclude Natural Gas RIGHTS IN
                                                                                                    SECTION 34 BLAIRMORE ZONE

              A008-M058        A       YEUDALL, LORNE      53.1         TWP 53-RGE 26-W4M   SE 34
                                                                                           (RL C)   NG from TOP of BLAIRMORE to
                                                                                                    BASE of BLAIRMORE
                                                                                                    SHALLOW RIGHTS: River Lot "C"
                                                                                                    Pooled Lands

              A008-M058        B       YEUDALL, LORNE       25          TWP 53-RGE 26-W4M   SE 34
                                                                                           (RL C)   PNG from BASE of LOWER CRET to
                                                                                                    BASEMENT
              A008-M058        B         YEUDALL, LORNE       25          TWP 53-RGE 26-W4M   NE 27
                                                                                           (RL C)   DEEP RIGHTS: RL "c"

              A008-M058        C       YEUDALL, LORNE       50          TWP 53-RGE 26-W4M   NE 27
                                                                                           (RL C)
              A008-M058        C       YEUDALL, LORNE       50          TWP 53-RGE 26-W4M   SE 34
                                                                                           (RL C)   PNG from SURFACE to BASE of
                                                                                                    LOWER CRET
                                                                                                    Exclude Natural Gas RIGHTS IN
                                                                                                    SECTION 34 BLAIRMORE ZONE

              A008-M059        A       MORIN, LORRAINE     53.1         TWP 53-RGE 26-W4M   SE 34
                                                                                           (RL C)   NG from TOP of BLAIRMORE to
                                                                                                    BASE of BLAIRMORE Pooled Lands

              A008-M059        B       MORIN, LORRAINE      25          TWP 53-RGE 26-W4M   SE 34
                                                                                           (RL C)
              A008-M059        B       MORIN, LORRAINE      25          TWP 53-RGE 26-W4M   NE 27
                                                                                           (RL C)   PNG from BASE of LOWER CRET to
                                                                                                    BASEMENT
                                                                                                    DEEP RIGHTS: RL 'c'

              A008-M059        C       MORIN, LORRAINE      50          TWP 53-RGE 26-W4M   NE 27
                                                                                           (RL C)
              A008-M059        C       MORIN, LORRAINE      50          TWP 53-RGE 26-W4M   SE 34
                                                                                           (RL C)   PNG from SURFACE to BASE of
                                                                                                    LOWER CRET
                                                                                                    Exclude Natural Gas RIGHTS IN
                                                                                                    SECTION 34 BLAIRMORE ZONE

              A008-M060        A       ANTHIEREN, L. ETAL   50          TWP 53-RGE 26-W4M   NE 34
                                                                                          (S/2 Lsd
                                                                                           9, 10)   PNG from SURFACE to BASE of
                                                                                                    LOWER CRET excluding NG from
                                                                                                    TOP of BLAIRMORE to BASE of
                                                                                                    BLAIRMORE

              A008-M060        B       ANTHIEREN, L. ETAL   25          TWP 53-RGE 26-W4M   NE 34
                                                                                          (S/2 Lsd
                                                                                           9, 10)   PNG from BASE of LOWER CRET to
                                                                                                    BASEMENT
                                                                                                    DEEP RIGHTS

              A008-M060        C       ANTHIEREN, L. ETAL   53.1        TWP 53-RGE 26-W4M   NE 34
                                                                                         (LSD 9,10) NG from TOP of BLAIRMORE to
                                                                                                    BASE of BLAIRMORE
                                                                                                    SHALLOW RIGHTS:

                                                 Revision dated: August 1, 2000
16

                                      Schedule A
   Attached to Royalty Agreement dated July 13, 1990 made between Donzoil Ltd. (Grantee) and
                               Dynamic Oil Limited (Grantor)
                                       Lessor                                           Sections/
Area Name     Lease-File-No    Split   Name/Number     DOL's W.I. Location              Units       PNG Rights

ST. ALBERT,   A008-M061        A       VERSTRAETE, LYLE V   100         TWP 53-RGE 26-W4M   E NE 27
AB Cont'd                                                                             (within RL E)
              A008-M061        A       VERSTRAETE, LYLE V   100         TWP 53-RGE 26-W4M   NW 28
                                                                                      (within RL E)
              A008-M061        A       VERSTRAETE, LYLE V   100         TWP 53-RGE 26-W4M   SE 33
                                                                                      (within RL E) PNG from SURFACE to BASEMENT

              A008-M061        B       VERSTRAETE, LYLE V   100         TWP 53-RGE 26-W4M   ESW 34
                                                                                      (within RL E) PNG from SURFACE to BASEMENT
                                                                                                    excluding NG from TOP of
                                                                                                    BLAIRMORE to BASE of BLAIRMORE

              A008-M061        C       VERSTRAETE, LYLE V   41.8        TWP 53-RGE 26-W4M  34 (4,5)
                                                                                      (WITHIN RL E) NG from TOP of BLAIRMORE to
                                                                                                    BASE of BLAIRMORE
                                                                                                    SHALLOW RIGH
                                                                                                    TS: Pooled Lands.

              A008-M062        A       CLENDENAN, EDWIN A   100         TWP 53-RGE 26-W4M   21      PNG from SURFACE to BASEMENT

              A008-M063        A       THIESSEN, CAROL I.   100         TWP 53-RGE 26-W4M   21

              A008-M064        A      0498110198            50          TWP 53-RGE 26-W4M   NW 25
                                                                                          (PTN)
                                                                                          (ROAD
                                                                                         ALLOWANCE) PNG from SURFACE to BASE of
                                                                                                    LOWER CRET
                                                                                                    Shallow Rights: Road Allowance

              A008-M064        B      0498110198            25          TWP 53-RGE 26-W4M   NW 25 PTN.
                                                                                            (ROAD
                                                                                          ALLOWANCE) PNG from BASE of LOWER CRET to
                                                                                                     BASEMENT
                                                                                                     DEEP RIGHTS: Road Allowance

              A008-M065        A      0498110199            50          TWP 53-RGE 26-W4M   34 (LSD
                                                                                         9,15,16)
                                                                                        (INCL.RD.
                                                                                           ALLOW)    PNG from SURFACE to BASE of
                                                                                                     LOWER CRET excluding NG from
                                                                                                     TOP of BLAIRMORE to BASE of
                                                                                                     BLAIRMORE HALLOW RIGHTS

              A008-M065        B      0498110199            25          TWP 53-RGE 26-W4M   34(LSDS
                                                                                         9,15,16)
                                                                                       (INCL.RD ALL) PNG from BASE of LOWER CRET to
                                                                                                     BASEMENT
                                                                                                     DEEP RIGHTS

              A008-M065        C      0498110199           53.1         TWP 53-RGE 26-W4M   34 (LSDS
                                                                                          9,15,16)
                                                                                          (INCL.RD.
                                                                                            ALLOW)   NG from TOP of BLAIRMORE to
                                                                                                     BASE of BLAIRMORE
                                                                                                     SHALLOW RIGH
                                                                                                     TS - Pooled Lands

              A008-M066        A      0498110200            50          TWP 54-RGE 26-W4M   W&NE 1
                                                                                           (Road
                                                                                        Allowance)   PNG from SURFACE to BASE of
                                                                                                     LOWER CRET
                                                                                                     SHALLOW RIGHTS

              A008-M066        B      0498110200            25          TWP 54-RGE 26-W4M   W&NE 1
                                                                                         (Road
                                                                                       Allowance)    PNG from BASE of LOWER CRET to
                                                                                                     BASEMENT
                                                                                                     DEEP RIGHTS

              A008-M067        A      0498110197            50          TWP 54-RGE 25-W4M   SW 6
                                                                                         (Road
                                                                                       Allowance)   PNG from SURFACE to BASE of
                                                                                                    LOWER CRET: SHALLOW RIGHTS

              A008-M067        B      0498110197            25          TWP 54-RGE 25-W4M   SW 6
                                                                                         (Road
                                                                                        Allowance)   PNG from BASE of LOWER CRET to
                                                                                                     BASEMENT: DEEP RIGHTS

              A008-M068        A      0497070511            50          TWP 54-RGE 26-W4M   SE 1 (PTN)
                                                                                                     PNG from SURFACE to BASE of
                                                                                                     LOWER CRET: SHALLOW RIGHTS

              A008-M069        A      0487010283            50          TWP 54-RGE 26-W4M   11(Lsd.16)
                                                                                                     PNG from SURFACE to BASE of
                                                                                                     LOWER CRET: SHALLOW RIGHTS

              A008-M069        B      0487010283            25          TWP 54-RGE 26-W4M   11(Lsd.16)
                                                                                                     PNG from BASE of LOWER CRET to
                                                                                                     BASEMENT: DEEP RIGHTS

              A008-M070        A      0499110396            50          TWP 53-RGE 25-W4M   SE3
                                                                                        (51.26 HA)
              A008-M070        A      0499110396            50          TWP 53-RGE 25-W4M   SW31
              A008-M070        A      0499110396            50          TWP 53-RGE 25-W4M   NW31
                                                                                        (22.84 HA)
              A008-M070        A      0499110396            50          TWP 53-RGE 25-W4M   NE31
                                                                                        (17.87 HA)   PNG from SURFACE to BASE of
                                                                                                     MANNVILLE GROUP

                                                 Revision dated: August 1, 2000
17

                                      Schedule A
   Attached to Royalty Agreement dated July 13, 1990 made between Donzoil Ltd. (Grantee) and
                               Dynamic Oil Limited (Grantor)
                                       Lessor                                           Sections/
Area Name     Lease-File-No    Split   Name/Number     DOL's W.I. Location              Units       PNG Rights

ST. ALBERT,   A008-M071        A      499110398             50          TWP 53-RGE 25-W4M   SE 32
                                                                                           (30.6 HA)
AB Cont'd     A008-M071        A      499110398             50          TWP 53-RGE 25-W4M   SW 32
                                                                                           (34.3 HA)
              A008-M071        A      499110398             50          TWP 53-RGE 25-W4M   NW 32
                                                                                           (3.3 HA)
              A008-M071        A      499110398             50          TWP 53-RGE 25-W4M   NE 32
                                                                                           (13.4 HA)PNG from SURFACE to BASE of
                                                                                                    LOWER CRET: SHALLOW RIGHTS

              A008-M072        A      0499110397            25          TWP 53-RGE 25-W4M   SE31
                                                                                           (51.26 HA)
              A008-M072        A      0499110397            25          TWP 53-RGE 25-W4M   SW31
              A008-M072        A      0499110397            25          TWP 53-RGE 25-W4M   NW31
                                                                                           (22.84 HA)
              A008-M072        A      0499110397            25          TWP 53-RGE 25-W4M   NE31
                                                                                           (17.87 HA) PNG from BASE of LOWER CRET
                                                                                                      to BASEMENT: DEEP RIGHTS

              A008-M073        A      0499110399            25          TWP 53-RGE 25-W4M   SE 32
                                                                                           (30.6 HA)
              A008-M073        A      0499110399            25          TWP 53-RGE 25-W4M   SW 32
                                                                                           (34.3 HA)
              A008-M073        A      0499110399            25          TWP 53-RGE 25-W4M   NW 32
                                                                                           (3.3 HA)
              A008-M073        A      0499110399            25          TWP 53-RGE 25-W4M   NE 32
                                                                                           (13.4 HA) PNG from BASE of LOWER CRET to
                                                                                                    BASEMENT: DEEP RIGHTS

STANMORE, AB

              A015-M001        A      PCP AB55 29340        100         TWP 30-RGE 11-W4M   9       NG from SURFACE to BASE of
                                                                                                    VIKING

              A015-M002        A      PCP AB85 29341        100         TWP 30-RGE 11-W4M   9       PET from SURFACE to BASE of
                                                                                                    VIKING
TWO CREEKS,
AB            A009-M001        A      0596100561            72          TWP 63-RGE 16-W5M   26

VIMY, AB

              A010-M001        A      0489090333            94          TWP 58-RGE 25-W4M   22      PNG from SURFACE to BASE of
                                                                                                    VIKING

ZAMA,AB       A011-M001        A       16302               12.5          TWP114-RGE 5-W6M   SE 29   PNG from TOP OF KEG RIVER TO
                                                                                                    BASE KEG RIVER
              A011-M001        A       16,302              6.25          TWP114-RGE 5-W6M   SE 29   PNG from SURFACE to BASE of KEG
                                                                                                    RIVER excluding Keg River

              A011-M001        B       16302                 0           TWP114-RGE 5-W6M   SW 29   PNG from SURFACE to BASE of KEG
                                                                                                    RIVER
                                                                                                    Dynamic is in penalty

FRASER VALLEY BC

              B001-M001        A       PERMIT 802          33.33        NTS 92-G- 3 BLK A
              B001-M001        A       PERMIT 802          33.33        NTS 92-G- 3 BLK B
              B001-M001        A       PERMIT 802          33.33        NTS 92-G- 3 BLK G
              B001-M001        A       PERMIT 802          33.33        NTS 92-G- 3 BLK H
              B001-M001        A       PERMIT 802          33.33        NTS 92-G- 3 BLK I
              B001-M001        A       PERMIT 802          33.33        NTS 92-G- 3 BLK J
              B001-M001        A       PERMIT 802          33.33        TWP 5-RGE 6-W6M      BLOCK 5
                                                                                             NORTH, 25,26,36,36
              B001-M001        A       PERMIT 802          33.33                             BLOCK 5 NORTH, 30,
                                                                                             31,32,33,34
              B001-M001        A       PERMIT 802          33.33                             BLOCK 5 NORTH, 20
                                                                                             (FRACTIONAL)
              B001-M001        A       PERMIT 802          33.33                             BLOCK 4 NORTH, 1
              B001-M001        A       PERMIT 802          33.33                             BLOCK 4 NORTH, 1-12,
                                                                                             15,16,18,20
              B001-M001        A       PERMIT 802          33.33                             BLOCK 4 NORTH, 6,7,18
              B001-M001        A       PERMIT 802          33.33                             LOT 2759
              B001-M001        A       PERMIT 802          33.33                             LOTS
                                                                                             134,185,473,479,480,481,598,704
              B001-M001        A       PERMIT 802          33.33                             LOTS 7,12-23,28-31, 33,
                                                                                               34
                                                                                                      PNG from SURFACE to BASEMENT

ORION, BC

              B002-M001        A       LIC 49967            100         NTS 94-I-14 BLK I   91-99
              B002-M001        A       LIC 49967            100         NTS 94-I-15 BLK L   100
              B002-M001        A       LIC 49967            100         NTS 94-P- 2 BLK D
                                                                                            10,20,30,
                                                                                            40,50
              B002-M001        A       LIC 49967            100         NTS 94-P- 3 BLK A   1-9, 11-15,
                                                                                            21-25
              B002-M001        A       LIC 49967            100         NTS 94-P- 3 BLK A   31-35,
                                                                                            41-45   PNG from SURFACE to BASE JEAN
                                                                                                    MARIE

              B002-M002        A       LIC 49968            100         NTS 94-I-15 BLK K   100
              B002-M002        A       LIC 49968            100         NTS 94-I-15 BLK L   91-99
              B002-M002        A       LIC 49968            100         NTS 94-P- 2 BLK C   10, 20, 30,
40, 50
              B002-M002        A       LIC 49968            100         NTS 94-P- 2 BLK D   1-9, 11-19,
21-29
              B002-M002        A       LIC 49968            100         NTS 94-P- 2 BLK D   31-35,
                                                                                            41-45   PNG from SURFACE to BASE JEAN
                                                                                                    MARIE

              B002-M003        A       LIC 49969            100         NTS 94-P- 2 BLK C   60, 70,
                                                                                            80, 90


              B002-M003        A       LIC 49969            100         NTS 94-P- 2 BLK D   36-39,
                                                                                            46-49,
                                                                                            51-59
              B002-M003        A       LIC 49969            100         NTS 94-P- 2 BLK D   61-69,
                                                                                            71-77,
                                                                                            81-87   PNG from SURFACE to BASE JEAN
                                                                                                    MARIE

                                                 Revision dated: August 1, 2000
18

                                      Schedule A
   Attached to Royalty Agreement dated July 13, 1990 made between Donzoil Ltd. (Grantee) and
                               Dynamic Oil Limited (Grantor)
                                       Lessor                                           Sections/
Area Name     Lease-File-No    Split   Name/Number     DOL's W.I. Location              Units       PNG Rights

ORION, BC     B002-M004        A       LIC 50826            100     NTS 94-I-15 BLK K    56-60,
                                                                                         66-70,
CONT'D                                                                                   76-80
              B002-M004        A       LIC 50826            100     NTS 94-I-15 BLK K    86-90,
                                                                                         96-99
              B002-M004        A       LIC 50826            100     NTS 94-I-15 BLK L    51,61,
                                                                                         71,81
              B002-M004        A       LIC 50826            100     NTS 94-P- 2 BLK C    9-Jun      PNG from SURFACE to BASEMENT

ELMORE, SK

              S001-M001A       A       PN 15,816             5      TWP 1-RGE 31-W1M   10
                                                                                       (LSD'S 9)

              S001-M001B       A       PN 15,816             5      TWP 1-RGE 31-W1M   10
                                                                                       (LSD 10)

              S001-M002        A       PN 17,011             5      TWP 1-RGE 31-W1M   10
                                                                                       (LSD'S 15
                                                                                        & 16)

                                                 Revision dated: August 1, 2000
19